UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

AMENDMENT NO. 1 TO PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Agilysys, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED JANUARY 13, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

On November 20, 2009, MAK Capital Fund LP, a Bermuda limited partnership, and Paloma International L.P., a Delaware limited partnership, delivered an Acquiring Person Statement to Agilysys, Inc. Based on the delivery of the Acquiring Person Statement, Agilysys is required under Ohio law to convene a special meeting to consider the proposal contained in the Acquiring Person Statement. Throughout this Notice and the Proxy Statement that follows, MAK Capital Fund LP and Paloma International L.P. are referred to jointly as MAK Capital.

Notice is hereby given that a Special Meeting of Shareholders of Agilysys will be held at the Agilysys headquarters at 28925 Fountain Parkway, Solon, Ohio 44139 on February 18, 2010, at 8:30 a.m., local time, for the purpose of considering and voting on whether to:

•	authorize, pursuant to Section 1701.831 of the Ohio Revised Code, the acquisition (the “Control Share Acquisition”) of Agilysys Common Shares (“Common Shares”) by MAK Capital that when added to all other Common Shares owned by MAK Capital would equal one-fifth or more but less than one-third of the outstanding Common Shares pursuant to the Acquiring Person Statement; and
•	approve any motion for adjournment of the Special Meeting, if deemed desirable by Agilysys in its sole discretion.

THE BOARD OF DIRECTORS OF AGILYSYS HAS DETERMINED TO EXPRESS NO OPINION AND REMAIN NEUTRAL WITH RESPECT TO THE CONTROL SHARE ACQUISITION. THE EVENTS PRECEDING THIS DETERMINATION ARE DESCRIBED BELOW UNDER THE SECTION TITLED “BACKGROUND AND VOTING TRUST AGREEMENT” AND THE FACTORS CONSIDERED BY THE BOARD IN REACHING THIS DETERMINATION ARE DESCRIBED BELOW UNDER THE SECTION TITLED “RECOMMENDATION BY THE BOARD OF DIRECTORS.”

THE BOARD OF DIRECTORS OF AGILYSYS UNANIMOUSLY RECOMMENDS THAT AGILYSYS SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE ANY MOTION TO ADJOURN THE SPECIAL MEETING IF DEEMED DESIRABLE BY AGILYSYS IN ITS SOLE DISCRETION.

Only shareholders of record at the close of business on January 15, 2010 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. Authorization of the Control Share Acquisition at the Special Meeting requires the affirmative vote of:

•	the holders of a majority of the voting power entitled to vote in the election of Agilysys directors represented at the Special Meeting in person or by proxy; and
•	the holders of a majority of the voting power entitled to vote in the election of Agilysys directors represented at the Special Meeting in person or by proxy, excluding any shares that are “Interested Shares,” as defined in the Ohio Revised Code.

“Interested Shares” are Common Shares that are held by MAK Capital and its affiliates, as described in the attached Proxy Statement, by any officer of Agilysys elected or appointed by the Board of Directors of Agilysys, or by any employee of Agilysys who is a director of Agilysys, and Common Shares acquired by any person between the date of the public disclosure of the proposed acquisition on November 20, 2009 and the Record Date if the aggregate purchase price of such Common Shares paid by such person exceeds $250,000. Additionally, any Common Shares transferred after the Record Date, if accompanied by voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee or otherwise, are also “Interested Shares.”

Authorization of the proposal to adjourn the Special Meeting if deemed desirable by Agilysys requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Special Meeting represented in person or by proxy.

The accompanying Proxy Statement contains information relating to the Special Meeting and provides you with a summary of the sections of the Ohio Revised Code relating to shareholder approval of the Control Share Acquisition, as well as additional information about the parties involved. MAK Capital’s Acquiring Person Statement is attached as Exhibit A to the Proxy Statement.

By order of the Board of Directors,

Lawrence N. Schultz
Secretary

January [  ], 2010

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be held on February 18, 2010:  The Notice of Special Meeting of Shareholders and Proxy Statement are available on our website at www.agilysys.com.

To assure your representation at the Special Meeting, please complete, sign, and promptly return the enclosed WHITE proxy card in the envelope provided, whether or not you expect to be present at the Special Meeting. As explained in the attached Proxy Statement, Agilysys shareholders should also complete the certification set forth on the WHITE proxy card for each proxy card you return. Common Shares represented by a proxy card without a completed certification will be presumed to be Interested Shares (as defined in the attached Proxy Statement) that are ineligible to vote in connection with the Second Majority Approval as described in the attached Proxy Statement. If you attend the Special Meeting and are a record holder, or hold your Common Shares in “street” name and have a “legal proxy” from your bank, broker or other nominee, you may vote your Common Shares in person. You may also receive a proxy statement and BLUE proxy card from MAK Capital asking you to approve the Control Share Acquisition. Please return only the WHITE proxy card. If you return both proxy cards, the later dated proxy card will be counted for the vote tabulation.

EXHIBITS
EXHIBIT A – ACQUIRING PERSON STATEMENT
EXHIBIT B – PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING
EXHIBIT C – VOTING TRUST AGREEMENT
EXHIBIT D – OHIO REVISED CODE CHAPTER 1704
EXHIBIT E – OHIO REVISED CODE SECTIONS 1701.831 AND 1701.01

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED JANUARY 13, 2010

PROXY STATEMENT
OF
AGILYSYS, INC.

For the Special Meeting of Shareholders
Under Section 1701.831 of the Ohio Revised Code

To Be Held on February 18, 2010

This Proxy Statement is being furnished by Agilysys, Inc., an Ohio corporation, in connection with the solicitation by Agilysys of proxies for the purposes described in this Proxy Statement at the Special Meeting to be held on February 18, 2010, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying WHITE proxy card are expected to be mailed to Agilysys’ shareholders on or about January [  ], 2010.

The Special Meeting will be held at the Agilysys headquarters at 28925 Fountain Parkway, Solon, Ohio 44139 on February 18, 2010, at 8:30 a.m., local time. The Board of Directors of Agilysys (the “Board”) has fixed the close of business on January 15, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting (the “Record Date”).

PURPOSE OF SPECIAL MEETING

The purpose of the Special Meeting is to consider and vote on whether to authorize, pursuant to the Control Share Acquisition Statute set forth in Section 1701.831 of the Ohio Revised Code (the “Ohio Control Share Acquisition Statute”), the acquisition by MAK Capital Fund LP, a Bermuda limited partnership, and Paloma International L.P., a Delaware limited partnership, pursuant to the Acquiring Person Statement (the “Control Share Acquisition”), of additional Agilysys Common Shares (“Common Shares”) that, when added to all other Common Shares owned by them, would equal one-fifth or more but less than one-third of the outstanding Common Shares (the “Additional Shares”). Throughout this Proxy Statement, MAK Capital Fund LP and Paloma International L.P. are referred to jointly as MAK Capital. The Acquiring Person Statement from MAK Capital is attached as Exhibit A to this Proxy Statement. As more fully described below in the section entitled “Ohio Control Share Acquisition Statute,” shareholder authorization must be obtained before MAK Capital may acquire Common Shares that would entitle MAK Capital to directly or indirectly control one-fifth or more but less than one-third of the voting power of Agilysys in the election of its directors. You are also being asked to approve the adjournment of the Special Meeting if deemed desirable by Agilysys in its sole discretion.

IMPORTANT

ANY PROXIES THAT ARE RETURNED WITHOUT A CERTIFICATION SPECIFYING THAT SUCH COMMON SHARES ARE NOT “INTERESTED SHARES” WILL BE PRESUMED TO BE “INTERESTED SHARES.” SEE “CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING.”

If you have any questions concerning this solicitation of WHITE proxy cards by Agilysys, or need assistance in determining whether you are a holder of “Interested Shares” (as defined below), please contact our proxy solicitor:

Georgeson Inc.
Shareholders call (toll free): (800) 336-5134
Banks and Brokers call collect: (212) 440-9800

THE BOARD OF DIRECTORS OF AGILYSYS HAS DETERMINED TO EXPRESS NO OPINION AND REMAIN NEUTRAL WITH RESPECT TO THE CONTROL SHARE ACQUISITION. THE EVENTS PRECEDING THIS DETERMINATION ARE DESCRIBED BELOW UNDER THE SECTION TITLED “BACKGROUND AND VOTING TRUST AGREEMENT” AND THE FACTORS CONSIDERED BY THE BOARD IN REACHING THIS DETERMINATION ARE DESCRIBED BELOW UNDER THE SECTION TITLED “RECOMMENDATION BY THE BOARD OF DIRECTORS.”

THE BOARD OF DIRECTORS OF AGILYSYS UNANIMOUSLY RECOMMENDS THAT AGILYSYS SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE ANY MOTION TO ADJOURN THE SPECIAL MEETING IF DEEMED DESIRABLE BY AGILYSYS IN ITS SOLE DISCRETION.

The date of this Proxy Statement is January [  ], 2010. This Proxy Statement and the accompanying WHITE proxy card are expected to be mailed to shareholders on or about January [  ], 2010.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our Special Meeting, to be held at 8:30 a.m., local time, on February 18, 2010 at the Agilysys headquarters at 28925 Fountain Parkway, Solon, Ohio 44139, for the purposes stated in the Notice of Special Meeting of Shareholders. This solicitation is made by Agilysys on behalf of our Board of Directors. “We,” “our,” “us” and “Agilysys” refer to Agilysys, Inc. and its subsidiaries. This Proxy Statement and the enclosed proxy card are first being mailed and made available electronically on our website at www.agilysys.com to shareholders beginning on or about January [  ], 2010.

Why is Agilysys holding this Special Meeting?

To vote on whether shareholders approve of MAK Capital’s proposed Control Share Acquisition. Under Ohio law, shareholder authorization must be obtained before MAK Capital may acquire Common Shares that would entitle MAK Capital to directly or indirectly control one-fifth or more but less than one-third of the voting power of Agilysys in the election of its directors. You are also being asked to approve the adjournment of the Special Meeting if deemed desirable by us in our sole discretion.

Who is entitled to vote at the Special Meeting?

Only holders of record of our Common Shares at the close of business on January 15, 2010, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. Our Common Shares are the only class of securities entitled to vote at the Special Meeting.

What are the voting rights of shareholders?

Each Common Share outstanding on the record date entitles its holder to cast one vote on each matter voted upon.

Who can attend the Special Meeting?

All holders of our Common Shares at the close of business on January 15, 2010, the record date for the Special Meeting, or their duly appointed proxies, are authorized to attend the Special Meeting. Cameras, recording devices, and other electronic devices will not be permitted at the Special Meeting. If you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your stock ownership as of January 15, 2010, or a legal proxy from your bank or broker.

What will constitute a quorum at the Special Meeting?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the Common Shares outstanding at the close of business on January 15, 2010, will constitute a quorum, permitting the shareholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the number of Common Shares present at the Special Meeting for purposes of determining a quorum. A broker non-vote occurs when a bank, broker, or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares.

As of the record date, there were 23,096,119 Common Shares outstanding.

How do I vote my Common Shares that are held by my bank or broker?

If your Common Shares are held by a bank or broker, you should follow the voting instructions provided to you by the bank or broker. Although most banks and brokers offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.

How do I vote?

You or your duly authorized agent may vote by completing and returning the accompanying proxy card, or you may attend the Special Meeting and vote in person.

May I change my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by submitting to our Secretary at 28925 Fountain Parkway, Solon, Ohio 44139 a notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

How are votes counted?

If the accompanying proxy card is properly signed and returned to us, and not revoked, it will be voted AS DIRECTED BY YOU. If you return a proxy card but do not indicate how your shares are to be voted, your proxy card will be voted as ABSTAINING from the vote on the Control Share Acquisition, FOR the adjournment proposal, and as recommended by our Board of Directors with regard to any other matters that properly come before the Special Meeting, or, if no such recommendation is given, the persons designated as proxy holders on the proxy card will vote in their own discretion.

How does the Board recommend that shareholders vote on the proposed Control Share Acquisition?

After careful consideration, including a thorough review of the proposed Control Share Acquisition with Agilysys’ financial and legal advisors, and consultation with Agilysys’ management, the Board has determined to express no opinion and remain neutral with respect to the Control Share Acquisition. The events preceding this determination are described below under the section titled “Background and Voting Trust Agreement,” and the factors considered by the Board in reaching this determination are described below under the section titled “Recommendation by the Board of Directors.”

Since the Board has determined to remain neutral regarding the proposed Control Share Acquisition, why is Agilysys soliciting proxies from shareholders?

Although our Board has determined to remain neutral, the Board desires to provide shareholders with information concerning the Board’s process in reviewing the proposed Control Share Acquisition. The Board also believes that it is important that shareholders be assured that the voting process for the Special Meeting will be handled fairly and properly. MAK Capital has stated that it may raise an adjournment proposal at the Special Meeting. We believe that the adjournment proposal is most likely to be raised if MAK Capital does not have sufficient votes to approve the Control Share Acquisition. Agilysys believes that the vote on a possible adjournment should serve the interests of the shareholders as a whole. Accordingly, Agilysys is providing the WHITE proxy card with this Proxy Statement so that shareholders may provide Agilysys the ability to vote on any adjournment proposal if deemed desirable by Agilysys. The proxy committee will vote, as directed by you, completed, signed and returned WHITE proxy cards that are not subsequently revoked.

Why am I also receiving a proxy statement and proxy card from MAK Capital?

MAK Capital is permitted to solicit proxies for approval of the Control Share Acquisition, and MAK Capital’s proxy statement is accompanied by a BLUE proxy card. MAK Capital is asking shareholders to vote “for” the Control Share Acquisition. Voting on MAK Capital’s BLUE proxy card also provides MAK Capital with sole authority to vote on any adjournment proposal. Voting on the WHITE proxy card gives Agilysys discretion to consider the best interests of the shareholders as a whole in considering any adjournment proposal. Please return only the WHITE proxy card. If both the WHITE and BLUE proxy cards are received from you, the latest dated proxy card will be the proxy card used for vote tabulation.

Why is MAK Capital seeking approval for the Control Share Acquisition?

MAK Capital desires to own a greater percent of the Common Shares than it currently owns, and Ohio law requires shareholders to approve MAK Capital’s acquisition of the Additional Shares. Approval of the Control Share Acquisition will permit MAK Capital to purchase Common Shares in the open market, in one or more block trades, through an intermediary, pursuant to a tender offer or by any other legally permitted method.

Why is Agilysys responsible for obtaining shareholder approval so that MAK Capital can acquire more shares?

Ohio law requires Agilysys to call a special meeting of its shareholders for the purpose of voting on the proposed Control Share Acquisition.

If shareholders approve the Control Share Acquisition, will I be asked to tender my Common Shares to MAK Capital?

The Control Share Acquisition you are voting on is not a tender offer, and you are not being asked to tender any Common Shares. However, if shareholders approve the Control Share Acquisition, MAK Capital will be permitted to acquire the Additional Shares in the open market, in one or more block trades, through an intermediary, pursuant to a tender offer or by any other legally permitted method.

What if the Control Share Acquisition is not approved?

If the Control Share Acquisition is not approved, MAK Capital will not be allowed to acquire Common Shares equal to or greater than one-fifth of Agilysys’ outstanding Common Shares.

Why does the proxy card for the Special Meeting include a certification that has not been included on prior annual or special meeting proxy cards?

Under the Ohio Control Share Acquisition Statute, the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Agilysys directors represented at the Special Meeting in person or by proxy, excluding the voting power of “Interested Shares,” is required for approval of the Control Share Acquisition. The certification on the proxy card will be used for determining which Common Shares are “Interested Shares.”

How do I know if I own “Interested Shares?”

“Interested Shares” are Common Shares held by MAK Capital and its affiliates, by any officer of Agilysys elected or appointed by the Board of Directors, or by any employee of Agilysys who is a director, and Common Shares acquired by any person between the date of the public disclosure of the proposed Control Share Acquisition on November 20, 2009 and the Record Date if the aggregate purchase price of such Common Shares paid by such person exceeds $250,000. Additionally, any Common Shares transferred after the Record Date, if accompanied by voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee or otherwise, are also “Interested Shares.”

Why are you including “Interested Shares” in the First Majority Approval vote (as defined below under the section titled “Voting at the Special Meeting”) and not in the Second Majority Approval vote (as defined below under the section titled “Voting at the Special Meeting”)?

The Ohio Control Share Acquisition Statute requires us to conduct the vote in this manner.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies. We hired Georgeson Inc. to serve as proxy solicitors for us at a cost of $25,000. In addition to soliciting proxies by mail, our officers, trustees and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

How can I determine the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting, if available. Preliminary results, if necessary, and final results will be reported on a Form 8-K filed with the Securities and Exchange Commission (“SEC”).

Why do the proxy materials contain information regarding the Internet availability of proxy materials?

Pursuant to rules adopted by the SEC, we will provide access to our proxy materials on the Internet. As described above, proxy materials for the Special Meeting, including this Proxy Statement, are now available on the Internet by accessing www.agilysys.com. While Agilysys elected to mail complete sets of the proxy materials for this Special Meeting, in the future, you may receive only a Notice of Internet Availability of Proxy Materials, and you would then have to request to receive a printed set of the proxy materials.

Who should I contact if I have any questions?

If you have any questions about the Special Meeting, the proxy materials or your ownership of our Common Shares, please contact Georgeson Inc. at (800) 336-5134. Banks and brokers may call collect at (212) 440-9800.

VOTING AT THE SPECIAL MEETING

Any Common Shares subject to proxies that are returned without a certification specifying that such Common Shares are not “Interested Shares” will be presumed to be “Interested Shares.” See “Certain Voting Procedures at the Special Meeting.”

At the Special Meeting, Agilysys shareholders will be asked to approve a resolution authorizing the Control Share Acquisition. Authorization for the Control Share Acquisition requires:

•	the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Agilysys directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”); and

•	the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Agilysys directors, excluding the voting power of “Interested Shares,” as defined in the section entitled “Ohio Control Share Acquisition Statute,” represented at the Special Meeting in person or by proxy (the “Second Majority Approval”).

The Board has authorized, and Agilysys will institute, presumptions and procedures to implement the legislative mandate to exclude the voting power of Interested Shares, including a requirement that each shareholder certify the number of such shareholder’s Common Shares being voted that are eligible to vote in respect of the Second Majority Approval. These presumptions and procedures are set forth in Exhibit B to this Proxy Statement. In the event that some but not all of such shareholder’s Common Shares are Interested Shares, the shareholder should indicate the number of such shareholder’s Common Shares being voted that are not Interested Shares and are therefore eligible to vote in respect of the Second Majority Approval.

It is Agilysys’ position that all Common Shares that are voted without a certification, including on a proxy card provided by MAK Capital, will be presumed to be Interested Shares and therefore ineligible to vote in respect of the Second Majority Approval.

If the Control Share Acquisition is not authorized by both of the majority votes required, MAK Capital may not proceed further with the Control Share Acquisition. If both the required majorities authorize the Control Share Acquisition, MAK Capital would be permitted by the Ohio Control Share Acquisition Statute to acquire the Additional Shares. Notwithstanding shareholder approval of the Control Share Acquisition, MAK Capital would continue to be prohibited from engaging in certain transactions with Agilysys under Chapter 1704 of the Ohio Revised Code because MAK Capital already owns more than 10% of the outstanding Common Shares.

A quorum will be deemed present at the Special Meeting if at least a majority of the voting power entitled to vote at the Special Meeting is represented at the Special Meeting in person or by proxy. The holders of a majority of the voting power represented at the Special Meeting in person or by proxy, whether or not a quorum is present, may adjourn the Special Meeting from time to time. Pursuant to the Ohio Control Share Acquisition Statute, unless MAK Capital and Agilysys agree in writing to another date, the Special Meeting shall be held within 50 days after receipt by Agilysys of the Acquiring Person Statement. On December 21, 2009, Agilysys and MAK agreed to reschedule the previously scheduled Special Meeting date of January 5, 2010, and on January 13, 2010, they agreed to hold the Special Meeting on February 18, 2010. Agilysys currently has no plans to request that MAK Capital agree to postpone or adjourn the Special Meeting, and Agilysys has not received any request from MAK Capital to postpone or adjourn the Special Meeting. In the event that the Special Meeting is not held because of the absence of a quorum, the Control Share Acquisition would not be authorized.

You are also being asked to approve the adjournment of the Special Meeting if deemed desirable by Agilysys in its own discretion. Authorization of the proposal to adjourn the Special Meeting if deemed desirable by Agilysys requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote at the Special Meeting represented in person or by proxy.

As of the Record Date, there were 23,096,119 Common Shares issued and outstanding. Each Common Share entitles the holder thereof to one vote on the proposal to authorize the Control Share Acquisition (provided that, as described herein, Interested Shares will be excluded for purposes of determining the Second Majority Approval) and one vote on the adjournment proposal.

Whether or not you plan to attend the Special Meeting, the Board urges you to vote your Common Shares on the accompanying WHITE proxy card, complete the accompanying certification and return it in the enclosed postage-paid envelope. The Board is expressing no opinion and is remaining neutral on the Control Share Acquisition proposal, but recommends you vote FOR the adjournment proposal on the accompanying WHITE proxy card. You may revoke your proxy at any time before it is voted at the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to our Secretary at the Agilysys headquarters at 28925 Fountain Parkway, Solon, Ohio 44139.

Proxies for the Special Meeting may also be revoked by voting in person at the Special Meeting, although attendance at the Special Meeting will not by itself revoke a proxy. Unless revoked in the manner set forth above, proxies received by Agilysys on the accompanying form will be voted at the Special Meeting only in accordance with the written instructions set forth on the WHITE proxy card. In the absence of written instructions, proxies in the form accompanying this Proxy Statement will be voted as ABSTAINING from voting on the Control Share Acquisition and FOR the adjournment proposal. If you return both the WHITE and the BLUE proxy cards, the later dated proxy card will be counted for vote tabulation.

Any abstention from voting on a proxy that has not been revoked will be included in computing the number of Common Shares present for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the proposals. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The Control Share Acquisition proposal is a non-routine matter, and brokers may not exercise discretionary voting authority. The adjournment proposal is considered a routine matter. If there are any broker non-votes, such broker non-votes will be included in the quorum and have the same effect as a vote “AGAINST” the Control Share Acquisition proposal.

COMMON SHARES OUTSTANDING AND ELIGIBLE TO BE VOTED IN FIRST MAJORITY APPROVAL AND SECOND MAJORITY APPROVAL

Common Shares are the only shares entitled to be voted at the Special Meeting. Common Shares are entitled to one vote per share and vote together as a single class. As of the Record Date, there were 23,096,119 Common Shares issued and outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition will be approved by the First Majority Approval required under the Ohio Control Share Acquisition Statute.

The number of Common Shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval under the Ohio Control Share Acquisition Statute, consisting of the voting power of all the outstanding Common Shares excluding the voting power of Interested Shares, will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

1.  Common Shares owned by MAK Capital and its affiliates, as described below under the section titled “Background and Voting Trust Agreement.” Based on MAK Capital’s Schedule 13D filed with the SEC, subsequent Section 16 reports, and the Acquiring Person Statement, MAK Capital beneficially owns 4,418,447 Common Shares, which as of the Record Date represented 19.13% of the outstanding Common Shares. For purposes of the Second Majority Approval, such Common Shares are Interested Shares that are not eligible to be voted in determining the Second Majority Approval.

2.  Common Shares owned by officers of Agilysys elected or appointed by the Board or owned by any employee of Agilysys who is also a director of Agilysys. As of the Record Date, these individuals own, in the aggregate, 382,924 Common Shares, which are, for this purpose, Interested Shares and are not eligible to be voted in determining the Second Majority Approval.

3.  Common Shares acquired by any person for valuable consideration during the period beginning November 20, 2009, the date of the first public disclosure of MAK Capital’s proposed Control Share Acquisition, and ending on the Record Date (such period being referred to herein as the “Restricted Period”), if the aggregate consideration paid by such person for such Common Shares exceeds $250,000.

4.  Common Shares owned by any person that transfers such Common Shares for valuable consideration after the Record Date, if the Common Shares are accompanied by the voting power of such transferred Common Shares in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

For purposes of the foregoing, the term “owned” means Common Shares as to which a person may exercise or direct the exercise of the voting power entitled to vote in the election of directors. Shareholders who acquire, prior to the commencement of the Restricted Period, Common Shares that are not Interested Shares and who acquire additional Common Shares during the Restricted Period for an aggregate consideration in excess of $250,000 will be entitled to have their Common Shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if they provide an appropriate certification of eligibility, as described below under the section titled “Certification of Interested Shares.”

All Common Shares acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares, including the first $250,000 of such Common Shares. Furthermore, Common Shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of more than $250,000 of Common Shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such Common Shares at some point during that period disposes of some of such Common Shares. For example, in the case of a person who buys $1,000,000 worth of Common Shares during the Restricted Period, then sells $800,000 worth of Common Shares during that period, all of such person’s Common Shares acquired during the Restricted Period and still owned as of the Record Date are Interested Shares.

The Ohio Control Share Acquisition Statute requires that Common Shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that Common Shares are entitled to be voted by more than one person, all of such Common Shares will be considered to be owned by each such person for purposes of determining whether such Common Shares are Interested Shares.

Each investment advisor or other person who holds Common Shares for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the Common Shares held in its accounts for the benefit of such beneficial owners are Interested Shares.

Under the Ohio Control Share Acquisition Statute, Common Shares owned by directors who are not employees of Agilysys, and who do not fall into any other category described in subparagraph (1), (2), (3) or (4) above, would not be Interested Shares. Agilysys’ non-employee directors, excluding R. Andrew Cueva, an affiliate of MAK Capital, owned an aggregate of 254,418 Common Shares as of the Record Date and, to the best of Agilysys’ knowledge, none of these Common Shares are Interested Shares.

All Common Shares as to which a signed certification of eligibility, as described below under the section titled “Certification of Interested Shares,” has been provided on the proxy card or ballot (provided at the Special Meeting for voting in person) indicating that such Common Shares are not Interested Shares will be presumed by Agilysys to be eligible to be voted in determining whether the Control Share Acquisition is approved by the Second Majority Approval. This presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the Common Shares represented by the original proxy card or ballot are, or have become, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is Agilysys’ position that Common Shares subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be Interested Shares and not eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval.

IT IS ALSO AGILYSYS’ POSITION THAT ALL COMMON SHARES WHICH ARE VOTED ON ANY PROXY CARD THAT MAY BE DISTRIBUTED BY, OR ON BEHALF OF, MAK CAPITAL, WHICH DO NOT CONTAIN A CERTIFICATION OF ELIGIBILITY SIMILAR TO THE ONE AUTHORIZED ON AGILYSYS’ PROXY CARD, SHALL ALSO BE PRESUMED TO BE INTERESTED SHARES, UNLESS THE SHAREHOLDER SIGNING THE PROXY CARD SIGNS AND PRESENTS EITHER (1) A PROXY CARD BEARING A LATER DATE WITH A SIGNED CERTIFICATION OF ELIGIBILITY OR (2) A SEPARATE CERTIFICATION OF ELIGIBILITY IN SUBSTANTIALLY THE FORM PROVIDED TO SHAREHOLDERS BY AGILYSYS.

Corporate Election Services will upon telephone request furnish Agilysys shareholders of record with additional WHITE proxy cards that contain a certification of eligibility or separate certifications of eligibility. Please call toll-free at 1-877-382-0000. Banks and brokers may call Georgeson collect at (212) 440-9800 to receive these materials.

CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING

The Board has authorized, and Agilysys will institute, presumptions and procedures to govern the conduct of the Special Meeting as well as to implement the Ohio legislative mandate to exclude the voting power of Interested Shares from the determination of the Second Majority Approval. The material presumptions and procedures are described below and are qualified by reference to Exhibit B hereto which sets forth the presumptions and procedures authorized by the Board with respect to the Special Meeting.

The required votes needed to pass the Control Share Acquisition proposal are both the First Majority Approval and the Second Majority Approval. All shareholders will be asked on the proxy card to certify whether or not they hold “Interested Shares,” which are not eligible to be voted in the Second Majority Approval.

As of the Record Date, there were 23,096,119 Common Shares outstanding. Assuming all of the outstanding Common Shares are represented at the Special Meeting in person or by proxy, the affirmative vote of a majority of the outstanding Common Shares, or 11,548,060 Common Shares, in favor of the Control Share Acquisition would be required for the First Majority Approval.

As of the Record Date, 4,801,371 of the 23,096,119 outstanding Common Shares were known to Agilysys to be Interested Shares and therefore ineligible to vote in determining the Second Majority Approval. Assuming all of the outstanding Common Shares are represented at the Special Meeting in person or by proxy, and that no additional Common Shares are determined to be Interested Shares, the affirmative vote of a majority of the remaining outstanding Common Shares, or 9,147,374 Common Shares, in favor of the Control Share Acquisition would be required for the Second Majority Approval. Agilysys is not currently aware that any of the outstanding Common Shares are Interested Shares other than those held by Agilysys officers and Common Shares owned by MAK Capital and its affiliates.

As described herein, each shareholder must certify on the WHITE proxy card or a separate certification of eligibility the number of Common Shares being voted that are eligible to vote in respect of the Second Majority Approval. Agilysys shareholders who own both (i) Common Shares that are not Interested Shares and (ii) Common Shares that are Interested Shares because they were acquired for an aggregate purchase price of more than $250,000 during the Restricted Period will be able to certify the number of Common Shares acquired prior to November 20, 2009 and therefore eligible to be voted in the Second Majority Approval. It is presumed that every Common Share that is certified as eligible to vote in the Second Majority Approval is eligible to vote in the Second Majority Approval. It is presumed that every Common Share that is not certified as eligible to vote in the Second Majority Approval, or every Common Share as to which there is no certification of eligibility, is not eligible to vote in the Second Majority Approval.

UNDER THE PROCEDURES ADOPTED FOR THE SPECIAL MEETING, ALL COMMON SHARES THAT ARE VOTED WITHOUT SUCH A CERTIFICATION, OR THAT ARE OWNED BY A SHAREHOLDER THAT HOLDS BOTH INTERESTED SHARES AND NON-INTERESTED SHARES BUT FAILS TO INDICATE HOW MANY COMMON SHARES ARE NOT INTERESTED SHARES, SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND MAJORITY APPROVAL.

Banks, brokerage houses, other institutions, nominees, and fiduciaries holding Common Shares beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such Common Shares.

If you are a bank, broker or other nominee who holds Common Shares for a beneficial owner of the Common Shares, you should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to Common Shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

The Board has appointed Corporate Election Services as the Inspector of Election. The Board of Directors may, if it deems it appropriate, appoint a presiding inspector to oversee the Inspector of Election. The Inspector of Election will, among other things, determine whether a quorum is present, tabulate votes at the Special Meeting and resolve disputes, including disputes as to whether Common Shares are “Interested Shares.” Agilysys will submit, and MAK Capital may also submit, to the Inspector of Election information that may assist in identifying which Common Shares are Interested Shares for purposes of challenging any certification of eligibility or lack thereof made on a proxy card or ballot (provided at the Special Meeting for voting in person) that Agilysys or MAK Capital, on the basis of such information, may believe to be incorrect or invalid. Under procedures approved by the Board, such challenges are to be made on a timely basis prior to the certification of the vote at the Special Meeting. All such challenges will be resolved by the Inspector of Election. The Inspector of Election will be instructed to conduct its review and tabulation of proxies as expeditiously as possible.

All Common Shares as to which a signed certification of eligibility, as described below under the section titled “Certification of Interested Shares,” has been provided on the proxy card or ballot indicating that such Common Shares are not Interested Shares will be presumed by the Inspector of Election to be eligible to be voted in determining whether the Control Share Acquisition has obtained the Second Majority Approval.

If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the Special Meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. If the quorum requirement is not met, the Control Share Acquisition shall not be considered to have been approved. No other business is expected to be conducted at the Special Meeting.

In addition to the presumptions and procedures described above, the following customary presumptions, among others, will be applicable in connection with the Special Meeting:

•	proxies regular on their face are valid;

•	undated but otherwise regular proxies are valid;

•	ambiguities shall be resolved in favor of enfranchising shareholders and affirming the eligibility of their Common Shares;

•	signatures are valid, and signatures on behalf of entities or made by mechanical device are authorized;

•	in the case of shareholders who submit more than one proxy, the most recent one is valid;

•	a legibly signed proxy is valid, notwithstanding discrepancies or incorrect information;

•	a proxy is intended to vote all shares of the record owner, unless expressly stated to the contrary; and

•	nominees will comply with all applicable laws.

BACKGROUND AND VOTING TRUST AGREEMENT

MAK Capital first became a holder of Common Shares in January 2007. MAK Capital currently beneficially owns 19.13% of the Common Shares and is Agilysys’ largest shareholder. Of the Common Shares owned by MAK Capital, approximately 11.46% of the Common Shares are beneficially owned by MAK Capital Fund LP and approximately 7.67% of the Common Shares are beneficially owned by Paloma International L.P. through its subsidiary, Sunrise Partners Limited Partnership, a Delaware limited partnership. R. Andrew Cueva, Managing Director of MAK Capital Fund LP and a director of Agilysys, may be deemed to beneficially own Common Shares beneficially owned by MAK Capital Fund LP. Mr. Cueva disclaims beneficial ownership of the Common Shares held by MAK Capital Fund LP except to the extent of his pecuniary interest in MAK Capital Fund LP’s interest in the Common Shares. Additionally, other affiliated entities of MAK Capital, and affiliates of those entities, may be deemed to beneficially own the Common Shares held by MAK Capital.

Based on a Schedule 13G filing with the SEC on November 19, 2007, MAK Capital and its affiliates first reported beneficial ownership of 1,672,122 Common Shares. MAK Capital and its affiliates increased their ownership stake in Agilysys from February 2008 through July 2008, reporting beneficial ownership of an additional 1,538,813 Common Shares on numerous Form 4 filings made during that period. On July 1, 2008, MAK Capital and its affiliates filed a Schedule 13D, indicating beneficial ownership of 4,047,281 Common Shares. During the period from November 2008 through February 2009, MAK Capital and its affiliates continued to increase their ownership stake in Agilysys, reporting beneficial ownership of an additional 371,166 Common Shares on numerous Form 4 filings made during that period.

On June 25, 2008, Mr. Cueva was appointed to Agilysys’ Board of Directors to serve as a Class B director. Mr. Cueva replaced Curtis J. Crawford as a member of the Board following Mr. Crawford’s resignation. The Board initially appointed Mr. Cueva to the Board after MAK Capital became a significant shareholder during the time period referenced above. The Nominating and Corporate Governance Committee subsequently nominated him for reelection by the shareholders, and the shareholders reelected him to a full three-year term. There was no agreement or arrangement between MAK Capital and Agilysys concerning Mr. Cueva’s initial appointment or subsequent nomination and election to the Board, and MAK Capital and Agilysys have not entered into any such agreement or arrangement since Mr. Cueva’s appointment to the Board. Mr. Cueva’s current term will expire in 2011. From its inception in May 2008 until it was disbanded in March 2009, Mr. Cueva also served on a special committee of independent directors established by the Board to explore all strategic options to maximize shareholder value, including the sale of all or parts of Agilysys. Mr. Cueva also serves on the Audit and the Nominating and Corporate Governance Committees of the Board.

In March 2009, Mr. Cueva discussed with the Board and at a special meeting of the Nominating and Corporate Governance Committee (the “Committee”) the possible interest of MAK Capital in increasing MAK Capital’s ownership of Common Shares to a level that would have required MAK Capital to file an acquiring person statement with Agilysys. In April 2009, the Committee held a special meeting to consider and discuss the issues raised by the potential interest of MAK Capital and received related presentations from management and Agilysys’ financial advisor. No further action was taken by the Board or the Committee, as no acquiring person statement was filed by MAK Capital at that time.

In October of 2009, Mr. Cueva again discussed with the Board and the Committee the possible interest of MAK Capital in increasing MAK Capital’s ownership of Common Shares to an amount equal to or more than one-fifth, but less than one-third, of the outstanding Common Shares.

On November 18, 2009, the Committee, including Mr. Cueva, held a special meeting to consider and discuss the issues raised by the potential interest of MAK Capital. All members of the Committee participated in the meeting. Mr. Cueva presented to the Committee information regarding MAK Capital’s proposed Control Share Acquisition, as reflected in a draft acquiring person statement provided to the Committee. Mr. Cueva responded to questions and then recused himself from the balance of the meeting. The remaining Committee members then heard presentations from legal and financial advisors, as well as management, regarding the proposed Control Share Acquisition, discussed at length the information presented, and unanimously determined that the Committee should recommend to the Board that the Board express no opinion and remain neutral with respect to the proposed Control Share Acquisition and that the Board recommend to shareholders that they confer discretionary authority on the proxy committee appointed by the Board to vote FOR the adjournment proposal if the proxy committee deems that advisable based on the circumstances at the time.

On November 20, 2009, MAK Capital delivered to Agilysys its Acquiring Person Statement pursuant to the Ohio Control Share Acquisition Statute. MAK Capital indicated in the Acquiring Person Statement that it intended to acquire a number of Common Shares that, when added to MAK Capital’s current holdings in Common Shares, would increase MAK Capital’s voting power in the election of Agilysys’ directors to equal one-fifth or more, but less than one-third, of the voting power of Common Shares.

On November 20, 2009, the Board held a special meeting to consider and discuss the issues raised by the proposed Control Share Acquisition, the Committee’s recommendation to the Board and the Board’s possible recommendations to shareholders. All members of the Board participated in the meeting. Mr. Cueva made a presentation to the Board regarding the proposed Control Share Acquisition, responded to questions, and then recused himself from the balance of the meeting. The remaining members of the Board then heard additional presentations, as had been presented to the Committee, from legal and financial advisors and management regarding the proposed Control Share Acquisition. After an extensive discussion by the remaining members of the Board regarding the information and issues presented, the Board unanimously determined, with Mr. Cueva recusing himself from the vote, to express no opinion and remain neutral with respect to the Control Share Acquisition and to recommend to shareholders that they confer discretionary authority on the proxy committee appointed by the Board to vote FOR the adjournment proposal if the proxy committee deems that advisable based on the circumstances at the time.

In reaching the determination to remain neutral regarding the proposed Control Share Acquisition, in addition to the factors considered by the Board described below under the section titled “Recommendation by the Board of Directors” (excluding factors that take into consideration the existence of the Voting Trust Agreement set forth in Exhibit C to this Proxy Statement and further described below), the Board considered factors weighing against the Control Share Acquisition as they applied prior to the existence of the Voting Trust Agreement.

Under Ohio law, a sale of Agilysys, or a business combination or majority share acquisition involving the issuance of Common Shares entitling the holders to exercise one-sixth or more of the voting power of Agilysys, requires the approval of two-thirds of the outstanding Common Shares. In the absence of a standstill or voting agreement, the approval of the Control Share Acquisition would give MAK Capital a level of control that would enable it to effectively block any of these types of transactions or to initiate or substantially assist any sale transaction without paying a customary “change-in-control” premium. Additionally, shareholders could be prevented from participating in any future strategic transactions involving Agilysys, including a sale of Agilysys or a significant part of its assets or capital stock, as well as acquisitions or mergers requiring shareholder approval, if MAK Capital opposed such a transaction. While the Voting Trust Agreement mitigates these factors to some extent, it does not eliminate these factors, and the extent to which these factors are relevant despite the Voting Trust Agreement is set forth below under the section titled “Recommendation by the Board of Directors.”

On November 24, 2009, Agilysys filed a Preliminary Proxy Statement with the SEC. On December 2, 2009, Agilysys received comments from the SEC with respect to the Preliminary Proxy Statement. On December 3, 2009, prior to Agilysys responding to the SEC’s comment letter, MAK Capital discussed with Agilysys the possibility of entering into a voting agreement with Agilysys as a result of conversations MAK Capital had with RiskMetrics Group, a provider of risk management and corporate governance products and services that, among other services, provides its clients with recommendations concerning proxy voting decisions. On December 10, 2009, MAK Capital presented a proposed voting agreement to Agilysys; and, thereafter, the parties negotiated the terms of the proposed agreement, including a proposal to reschedule the Special Meeting.

On December 21, 2009, Agilysys announced that it had reached agreement with MAK to reschedule the previously scheduled January 5, 2010 Special Meeting, given the delay in finalizing definitive proxy materials resulting from the effort to negotiate a voting agreement. Under the Control Share Acquisition Statute, the Special Meeting is required to be held within 50 days after receipt by Agilysys of the Acquiring Person Statement, unless MAK Capital and Agilysys agree in writing to another date. Since the Acquiring Person Statement was received by Agilysys on November 20, 2009, the Special Meeting was required to be held no later than January 9, 2010, absent an agreement between the parties to change the date. MAK Capital and Agilysys agreed that holding the Special Meeting on January 5, 2010 would not give shareholders enough time to consider the proposals; and, therefore, agreed to reschedule the Special Meeting. On January 13, 2010, Agilysys and MAK Capital reached an agreement to hold the Special Meeting on February 18, 2010.

On December 29, 2009, MAK Capital advised Agilysys that it would not enter into a voting agreement with Agilysys and had decided instead to enter into a Voting Trust Agreement, dated as of December 31, 2009, with Computershare Trust Company, N.A. (“Computershare”), a national banking association, as trustee. Computershare serves as the transfer agent for Agilysys.

The Voting Trust Agreement was entered into between MAK Capital and Computershare and becomes effective at the time the Agilysys shareholders approve the Control Share Acquisition. The Voting Trust Agreement was executed by both MAK Capital Fund LP and Paloma International L.P. (collectively referred to in this Proxy Statement as MAK Capital), but was not executed by any of the other parties who also may be deemed to beneficially own shares held by MAK Capital as set forth in Item 3 of the Acquiring Person Statement. Agilysys is not a party to the Voting Trust Agreement; and, therefore, the Board has not approved or otherwise endorsed the Voting Trust Agreement or any of its terms and conditions.

The Voting Trust Agreement provides that Computershare will hold in book or physical form all Common Shares acquired by MAK Capital within 360 days following authorization of the Control Share Acquisition, which when added with other shares of Common Stock beneficially owned by MAK Capital represent more than 19.99% of the then outstanding voting securities of Agilysys (“Excess Shares”). The Voting Trust Agreement dictates how the Excess Shares will be voted by Computershare in the event that a proposed transaction or other action requires the affirmative vote of at least two-thirds of the voting power of Agilysys to approve or adopt such transaction or other action, pursuant to Agilysys’ Articles of Incorporation or Code of Regulations or the Ohio General Corporation Law.

If the transaction is a strategic transaction, meaning any merger, consolidation, conversion, sale or disposition of stock, sale or disposition of assets or other business combination transaction, and if at the time of the vote regarding the strategic transaction MAK Capital beneficially owns more than 20% of the then outstanding Common Shares eligible to vote, Computershare must vote the Common Shares that exceed the 20% threshold (the “20% Excess Shares”) in favor of, against or abstaining from voting with respect to such strategic transaction in the same proportion as all other Common Shares voted by Agilysys’ shareholders (including the MAK Capital Common Shares that are not 20% Excess Shares). All other Common Shares beneficially owned by MAK Capital are permitted to be voted by MAK Capital in their sole discretion.

These same voting requirements apply to all other non-strategic transactions, proposals or actions, except such voting requirements are applicable only to the extent that MAK Capital beneficially owns more than 25% of the then outstanding Common Shares eligible to vote for such other transaction, and in such event MAK Capital must vote its Common Shares that exceed such 25% threshold (the “25% Excess Shares”) in favor of, against or abstaining from voting with respect to such other transaction in the same proportion as all other Common Shares voted by Agilysys’ shareholders (including the MAK Capital Common Shares that are not 25% Excess Shares).

The effect of MAK Capital having sole voting discretion with respect to 19.99% of the Common Shares on a strategic transaction, with this 19.99% in turn included in calculating the proportionate vote for all other Common Shares that are not 20% Excess Shares, is that MAK Capital would control approximately 23% of the vote. A similar outcome holds true for non-strategic transactions. Since MAK Capital would have sole voting discretion with respect to 24.9% of the Common Shares for non-strategic transactions, it would control approximately 27% of the vote. These scenarios assume that all of the outstanding Common Shares are represented at a meeting held to vote on a strategic transaction and that MAK Capital holds 33% of the outstanding Common Shares.

The Voting Trust Agreement terminates in the following circumstances:

•	if the Control Share Acquisition is not authorized by Agilysys shareholders;

•	if the vote necessary to approve all forms of transactions or actions, whether strategic or otherwise as described above, is lowered to the affirmative vote or consent of holders of Common Shares entitling them to exercise at least a majority of the voting power on the proposal to approve or adopt such strategic or other transactions (from two-thirds);

•	if MAK Capital Fund LP and Paloma International L.P. are no longer members of a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934 then the Voting Trust Agreement terminates with respect to any of MAK Capital Fund LP and Paloma International L.P. that beneficially owns not more than 20% of the outstanding Common Shares;

•	on the tenth anniversary of the authorization of the Control Share Acquisition by Agilysys shareholders; provided that the Voting Trust Agreement shall be extended for an additional five years, if at the tenth anniversary date of authorization, MAK Capital Fund LP and Paloma International L.P. continue to hold Excess Shares; and

•	if at any time a person or entity other than MAK Capital is deemed to beneficially own greater than 20% of the outstanding Common Shares, unless such person or entity, prior to or simultaneously with acquiring greater than 20% of the outstanding Common Shares, enters into a voting agreement with Agilysys that restricts such person’s or entity’s ability to vote such Common Shares in a manner that is at least as restrictive as the provisions applicable to MAK Capital under the Voting Trust Agreement, in which case the Voting Trust Agreement will not terminate.

On January 8, 2010, the Board held a special meeting to discuss the Voting Trust Agreement and their previously determined recommendations regarding the Control Share Acquisition and adjournment proposals. All members of the Board participated in the meeting. Mr. Cueva was present for the discussion regarding the Voting Trust Agreement and responded to questions from the Board members. He then recused himself from the balance of the meeting, including the Board deliberations. After a comprehensive discussion, the Board directed that the Chairman of its Nominating and Corporate Governance Committee discuss with Mr. Cueva whether MAK Capital would consider amending the Voting Trust Agreement to address the following issues that senior management had previously discussed with Mr. Cueva: (1) the difference in the excess share definition for strategic (20%) and non-strategic or other transactions (25%); (2) the inclusion of MAK Capital shares in the proportionate voting of Excess Shares; and (3) the failure of the Voting Trust Agreement to include unambiguously all of MAK Capital’s affiliates and the resulting potential ability of MAK Capital to circumvent the Voting Trust Agreement by distributing shares of Agilysys to certain of its affiliates who are not parties to the Voting Trust Agreement. These conversations took place during the succeeding few days, but MAK Capital refused to agree to any modifications of the Voting Trust Agreement.

As noted above, under the Voting Trust Agreement the maximum effective vote that MAK Capital would have in voting on a strategic transaction would be approximately 23%. Currently, the vote from non-MAK Capital shareholders required to over-ride a potential MAK Capital “no” vote or abstention would be approximately 83% (66% required vote divided by 80% of the Common Shares held by non-MAK Capital investors), assuming that all outstanding Common Shares are present. This percentage would increase to 87% with the Voting Trust Agreement in place. Mr. Cueva advised the Board that, in the view of MAK Capital, this increase is minor. Mr. Cueva also noted that if MAK Capital’s 19.99% Common Shares were to be excluded from the formula to apportion the Excess Shares, than any other investor who acquires 19.99% would control approximately 23% of the vote and have greater voting power than MAK Capital with a smaller economic interest.

On January 13, 2010, the Board held a special meeting to further discuss the Voting Trust Agreement, the new record and meeting dates, and their previously determined recommendations regarding the Control Share Acquisition and adjournment proposals. All members of the Board participated in the meeting. Mr. Cueva was present for the discussion regarding the Voting Trust Agreement and proposed record and meeting dates and responded to questions. He then recused himself from the balance of the meeting, including the Board’s deliberations. After an extensive discussion by the remaining members of the Board regarding the information and issues presented, the Board unanimously determined, with Mr. Cueva recusing himself from the vote, to change the record date to January 15, 2010, to change the meeting date to February 18, 2010, to reaffirm the Board’s determination to express no opinion and remain neutral with respect to the Control Share Acquisition and to recommend to shareholders that they confer discretionary authority on the proxy committee to vote FOR the adjournment proposal if the proxy committee deems that advisable based on the circumstances at the time. The factors considered by the Board in reaching the determination to remain neutral regarding the proposed Control Share Acquisition are described below under the section titled “Recommendation by the Board of Directors.”

Based on MAK Capital’s filings with the SEC, MAK Capital’s holdings of Common Shares exceed 10% of the voting power in the election of directors of Agilysys. On February 5, 2008, MAK Capital filed a Form 3 with the SEC indicating 10% ownership of the Common Shares as of January 31, 2008. Under Chapter 1704 of the Ohio Revised Code, MAK Capital is an “interested shareholder” and, based on that status as an “interested shareholder,” MAK Capital is prohibited from engaging in certain transactions (a “Chapter 1704 transaction”) with Agilysys during the three-year period following the date of acquiring more than 10% of the voting power in the election of directors of Agilysys. Subject to certain exceptions, Chapter 1704 transactions include mergers, dispositions and sales of assets. See Exhibit D of this Proxy Statement for the full text of Chapter 1704 of the Ohio Revised Code.

CHANGE OF CONTROL IMPLICATIONS

Agilysys has entered into a Change of Control Agreement with Martin F. Ellis, Agilysys’ President and Chief Executive Officer. No other executive officer named in the 2009 proxy statement (“Named Executive Officer”) has a change of control agreement. Under Mr. Ellis’ agreement, two events need to occur for change in control payments to be triggered. First, a change of control must occur, and under the agreement a change in control occurs if there is an acquisition by any person, entity or group of the beneficial ownership of 20% or more of either the then outstanding Common Shares or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors. MAK Capital is the beneficial owner of 19.13% of the Common Shares, and the beneficial ownership of at least one-fifth of the Common Shares by MAK Capital will constitute a change of control under Mr. Ellis’ agreement. Once a change of control has occurred, a change of control payment would be payable to Mr. Ellis only in the event he is terminated without cause or voluntarily terminates his employment for good reason within 12 months following the change of control, which would be the date that MAK Capital first acquires beneficial ownership of one-fifth of the Common Shares. Under Mr. Ellis’ agreement, if both the change of control and such termination occur, Agilysys would pay him an amount equal to 24 times the greater of his (i) highest monthly base salary during the 12 months prior to the change of control or (ii) the highest monthly base salary paid or payable by Agilysys at any time from the 90-day period preceding the change of control through his termination date. Mr. Ellis also would receive a lump sum equal to two times his target annual incentive, as well as payments for auto, health and dental care. Additionally, Mr. Ellis would be treated as having retired from Agilysys two years following his termination and would receive two additional years of credited service under his Supplemental Executive Retirement Plan (“SERP”). No payments under Mr. Ellis’ Change of Control Agreement will be made solely as a result of MAK Capital’s acquisition of Additional Shares. Payments that would be made to Mr. Ellis if both a change of control and termination without cause or voluntary termination for good reason within 12 months following the change of control occur are set forth below as “Severance – Base & Incentive,” “Supplemental Executive Retirement Plan,” “Auto Allowance” and “Health Insurance.”

Additionally, certain equity awards granted under Agilysys’ 2006 Stock Incentive Plan and 2000 Stock Incentive Plan are affected by a change of control. In May of 2009, the Board amended the 2006 Stock Incentive Plan to change the definition of change of control to require a 33-1/3% beneficial ownership of the Common Shares to trigger any change of control benefits. However, awards granted prior to that date are subject to a 20% beneficial ownership level, and beneficial ownership of at least one-fifth of the Common Shares by MAK Capital will constitute a change of control under those award agreements. Once a change of control has occurred, all unvested outstanding options issued prior to May 2009 become immediately exercisable and all unvested restricted shares issued prior to May 2009 become immediately vested. The values resulting from the accelerated vesting of stock options and restricted shares for Mr. Ellis and other Named Executive Officers as a result of a change of control are set forth below as “Stock Options – Accelerated Vesting” and “Restricted Stock – Accelerated Vesting.” Please see “Change of Control Implications — Equity Awards” below for the regular vesting dates of the stock options listed in the table below.

Messrs. Rhein, Coleman and Sayers, each of whom was a Named Executive Officer, are no longer Agilysys employees and therefore no benefits will accrue to them as a result of the acquisition of the Additional Shares by MAK Capital.

	M. Ellis	K. Kossin	P. Civils	T. Stehle	C. Stout

Accelerated Vesting Triggered by Change of Control

Stock Options – Accelerated Vesting (1)	$692,000	$198,000	$176,002	$176,002	$176,002
Restricted Stock – Accelerated Vesting (2)	$477,610	$—	$—	$—	$—

Total	$1,169,610	$198,000	$176,002	$176,002	$176,002

Payments Triggered by Change of Control and Termination

Severance – Base & Incentive (3)	$1,575,000
Supplemental Executive Retirement Plan (4)	$478,505
Auto Allowance (5)	$24,000
Health Insurance (6)	$25,484

Total	$2,102,989

Total Accelerated Vesting and Payments for Change of Control and Termination	$3,100,356

(1)	Calculated using the closing market price per Common Share of $9.11 on December 31, 2009 less the option price per share for the total number of options accelerated. The accelerated vesting of options includes only the assumed exercise of options with an exercise price less than $9.11 since there would be no proceeds upon the exercise of “underwater” stock options.

(2)	Certain outstanding unvested restricted shares held by Mr. Ellis would vest upon the acquisition of one-fifth of Common Shares by MAK Capital prior to March 31, 2010, the original vesting date for these restricted shares. The reported value for the restricted shares is equal to 52,427 underlying Common Shares (including reinvested shares) times the closing market stock price of $9.11 on December 31, 2009.

(3)	The amount reflects the sum of 24 months of regular base pay and an amount equal to two times the annual incentive plan target applicable to the executive at the time of termination.

(4)	Reflects the value which is the difference between SERP benefits which are only payable as a result of change of control and SERP benefits paid upon normal retirement.

(5)	Represents the sum of 24 months of car allowance.

(6)	Health Insurance consists of health care and dental care benefits. The amount reflects the sum of 24 months of continued health and dental benefits for Mr. Ellis. This benefit has been calculated based on costs for calendar year 2010.

Equity Awards

The following table details outstanding and unvested stock options held by the Named Executive Officers that will become immediately exercisable upon MAK Capital’s acquisition of one-fifth of the Common Shares if such acquisition occurs prior to the original vesting date set forth in the table below.

	Number of	Original	Option	Option
	Securities Underlying	Vesting	Exercise	Date
Name	Unvested Options (#)	Date	Price	Expiration
Martin Ellis	50,000	3/31/2010	$2.19	11/14/2018
	50,000	3/31/2011	$2.19	11/14/2018

Kenneth Kossin	5,000	3/31/2010	$22.21	5/21/2017
	5,833	3/31/2010	$9.82	5/23/2018
	5,834	3/31/2011	$9.82	5/23/2018
	15,000	3/31/2010	$2.51	11/13/2018
	15,000	3/31/2011	$2.51	11/13/2018

Paul Civils	4,000	3/31/2010	$22.21	5/21/2017
	4,000	3/31/2010	$9.82	5/23/2018
	4,000	3/31/2011	$9.82	5/23/2018
	13,333	3/31/2010	$2.51	11/13/2018
	13,334	3/31/2011	$2.51	11/13/2018

Tina Stehle	4,000	3/31/2010	$22.21	5/21/2017
	4,000	3/31/2010	$9.82	5/23/2018
	4,000	3/31/2011	$9.82	5/23/2018
	13,333	3/31/2010	$2.51	11/13/2018
	13,334	3/31/2011	$2.51	11/13/2018

Curtis Stout	4,000	3/31/2010	$22.21	5/21/2017
	4,167	3/31/2010	$9.82	5/23/2018
	4,167	3/31/2011	$9.82	5/23/2018
	13,333	3/31/2010	$2.51	11/13/2018
	13,334	3/31/2011	$2.51	11/13/2018

For all employees, including the Named Executive Officers listed above, vesting will accelerate for 518,347 stock options to acquire Common Shares previously awarded, with exercise prices between $2.19 and $22.21. The outstanding equity awards that will be accelerated as a result of MAK Capital’s acquisition of one-fifth of the Common Shares will accelerate compensation expense of approximately $299,000. Of this amount, approximately $268,000 and $31,000 is compensation expense that otherwise would not have been recognized until fiscal years 2011 and 2012, respectively.

For Mr. Ellis, 52,427 restricted Common Shares will vest upon MAK Capital’s acquisition of one-fifth of the Common Shares if such acquisition occurs prior to March 31, 2010, the original vesting date, which will result in additional compensation expense in fiscal year 2010 of approximately $221,000.

RECOMMENDATION BY THE BOARD OF DIRECTORS

After careful consideration, including a thorough review of the proposed Control Share Acquisition with Agilysys’ financial and legal advisors, and consultation with Agilysys’ management, the Board has determined to express no opinion and remain neutral with respect to the Control Share Acquisition.

In evaluating the Control Share Acquisition and determining to express no opinion and remain neutral with respect to the Control Share Acquisition, the Board considered each of the factors set forth below, some of which may weigh against the Control Share Acquisition and some of which may weigh in favor of the Control Share Acquisition. The Board has determined that these factors are closely balanced and that an individual shareholder’s decision on the question is likely to depend primarily on how the shareholder weighs these factors and other factors that the shareholder may consider relevant. Accordingly, the Board urges each shareholder to make its own decision regarding the Control Share Acquisition based on all available information, including the factors considered by the Board as described below and any other factors that the shareholder deems relevant.

The Board did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weight to these factors, and different members of the Board may have given different weight to the different factors.

In addition, Mr. Cueva recused himself from the Board’s discussion of these factors and did not participate in the vote in which the Board determined to express no opinion and remain neutral with respect to the Control Share Acquisition.

POTENTIAL FACTORS WEIGHING AGAINST THE CONTROL SHARE ACQUISITION:

•	Significant Beneficial Ownership with no “Change of Control” Premium. If the Control Share Acquisition is approved by shareholders, MAK Capital would gain a significant beneficial ownership position without paying a customary “change-in-control” premium.

•	Influence over Corporate Policy and Agilysys’ Strategic Plan. If the Control Share Acquisition is approved by shareholders, MAK Capital would have the right, but not the obligation, to acquire in the aggregate one-fifth or more, but less than one-third, of the outstanding Common Shares. What a significant shareholder might do in response to a particular decision of the Board could potentially affect the interests of Agilysys and the other shareholders, making this a legitimate inquiry for the Board in considering the range of possible corporate policies and strategies in the future. This effect could be enhanced in the case of a very large, albeit still less-than-majority, shareholder.

•	Reduction in Common Share Trading Volume. The Control Share Acquisition, if and when completed, could cause a reduction in Agilysys’ daily trading volume that may discourage future purchases by prospective shareholders. This effect could be enhanced or diminished depending on whether MAK Capital ultimately acquired the maximum percentage of the Common Shares that approval of the Control Share Acquisition would permit.

•	Possible Impact on Future Strategic Transactions. If MAK Capital increases its ownership to 33 1/3% of the outstanding Common Shares and the Voting Trust Agreement were to terminate for any reason, MAK Capital would have a level of control that would enable it to effectively block transactions requiring under Ohio law the approval of two-thirds of the outstanding Common Shares, such as a business combination, or majority share acquisition involving the issuance of Common Shares entitling the holders to exercise one-sixth or more of the voting power of Agilysys, each of which requires approval by two-thirds of the outstanding Common Shares. MAK Capital might also be able to initiate or substantially assist any such transaction. Even with the limitations on MAK Capital’s voting power imposed by the Voting Trust Agreement, it would be more difficult for the other shareholders to approve such a transaction if MAK Capital opposed it. For example, if MAK Capital owned 33 1/3% of the outstanding Common Shares and voted all of the Common Shares that the Voting Trust Agreement permits it to vote directly against such a transaction, approval of the transaction would require the affirmative vote of approximately 87% of the outstanding Common Shares not owned by MAK Capital. Although no such transaction is pending or contemplated at this time, Agilysys cannot predict if or when any such transaction may result in the future or what MAK Capital’s position in relation to such a transaction might be.

•	Acceleration of Outstanding Equity Awards. As noted above in the section titled “Change of Control Implications,” if a change of control (as defined in the relevant plan documents and agreements) occurs, vesting of stock options and restricted stock awards will be accelerated, and Agilysys will be required to accelerate compensation expense of approximately $299,000 and recognize additional compensation expense relating to restricted shares of $221,000. In addition, Agilysys will lose retention value of these in-the-money awards, which are largely held by senior management team members. In addition, the first trigger of the double trigger in Mr. Ellis’ Change of Control Agreement would be triggered when MAK Capital reaches an ownership level of one-fifth of the Common Shares.

•	Uncertainty of MAK Capital’s Disposition of Shares. MAK Capital declined to enter into any agreement with Agilysys regarding the disposition of the Common Shares it owns or will acquire in the future. As a result, MAK Capital could dispose of a significant percentage of its Common Shares over a short period of time in the near future, and such disposition could negatively impact the Common Share price. The Voting Trust Agreement does not affect or limit MAK Capital’s disposition of its Common Shares. In addition, the Voting Trust Agreement is by and among MAK Capital Fund LP, its affiliates, Paloma International L.P. and Computershare; however, the Voting Trust Agreement is only signed by MAK Capital Fund LP, Paloma International L.P. and Computershare, and Agilysys lacks the information necessary to express a view as to whether any affiliates of MAK Capital Fund LP would be bound by the terms of the Voting Trust Agreement. Accordingly, these parties could modify their ownership of Common Shares using affiliates not subject to the Voting Trust Agreement in ways that may permit them to vote their shares outside the scope of the Voting Trust Agreement or may cause the Voting Trust Agreement to terminate, or they could transfer their Common Shares to other third parties who would also not be bound by the Voting Trust Agreement.

•	Risk of Litigation. The Board is confident that it has made all of its determinations in connection with the proposed Control Share Acquisition in compliance with all applicable legal standards. As with any significant corporate initiative, however, there is the possibility that a shareholder or other party with a financial interest in Agilysys who may disagree with the Board could initiate litigation regarding the Board’s determinations, the Control Share Acquisition, or subsequent events that could hypothetically be attributed to the Control Share Acquisition. While Ohio law is comparatively favorable to directors in the exercise of their business judgment, and such litigation is often without merit or even frivolous, such litigation could nonetheless be costly, and Agilysys would bear the cost of such litigation, both financially and in terms of the Board’s and management’s diverted attention.

•	Impact of MAK Capital’s Increased Holdings. In addition to the influences noted above, if MAK Capital maximizes its ownership of Additional Shares permitted pursuant to the Control Share Acquisition, MAK Capital will increase its Common Share holdings from 19.13% to approximately 33%. As a holder of more than 25% of the Common Shares, MAK Capital will have certain rights and abilities not available to MAK Capital prior to the Control Share Acquisition, including the right to elect one director in each class of directors nominated at each Agilysys Annual Meeting (through cumulative voting). In addition, MAK Capital would have the right to call a special shareholder meeting.

POTENTIAL FACTORS WEIGHING IN FAVOR OF THE CONTROL SHARE ACQUISITION:

•	Possible Increased Share Price. It is possible that the initiation of the Control Share Acquisition will increase the price per Common Share in the short-term, subject to its eventual successful completion, and as such some larger number of shareholders may be able to sell their Common Shares at a gain not available otherwise, or not available as soon, had the Control Share Acquisition not been approved by shareholders. However, the long-term sustainability of the increased Common Share price is uncertain and may be negatively affected by other factors noted above. Also, Ohio and federal law would impose additional substantive and procedural requirements on an actual tender offer by MAK Capital, so, unless MAK Capital were willing to incur the additional time and expense of tender offer compliance, the actual number of shareholders from whom MAK Capital could purchase the shares it seeks would be limited.

•	Cooperative Relationship with MAK Capital. To date, MAK Capital has been supportive of the initiatives and strategic plans that Agilysys management has set forth. MAK Capital has indicated that it does not intend, either alone or in concert with any other person, to exercise control of Agilysys. We believe that MAK Capital maintains and desires to maintain a low profile in the investment community. MAK Capital has worked with Agilysys management in a very constructive manner since its first acquisition of Common Shares in early 2007. In addition, we believe that Mr. Cueva’s appointment to the Board in June 2008 has been positive and constructive. However, in the absence of a standstill agreement, MAK Capital’s current intentions with respect to Common Shares are not a limitation on its future actions except to the extent that the Voting Trust Agreement, if applicable to the matter to be voted upon, would limit MAK Capital’s voting rights with respect to a portion of its Common Shares.

•	Increased Short-Term Liquidity. MAK Capital’s Control Share Acquisition may increase short-term liquidity of the Common Shares even if MAK Capital does not effectuate its acquisition. The positive signal associated with announcement may lead to increased liquidity as shareholders react to the news, allowing shareholders desiring to trade to have the benefit of additional liquidity. Whether there would be any longer-term effect is unknown and would likely depend on subsequent developments.

•	Positive Endorsement of Recent Changes. MAK Capital is our largest shareholder and has been represented on our Board by Mr. Cueva since June 2008. It may be reasonable to conclude that MAK Capital’s desire to acquire additional Common Shares indicates that it is pleased with the recent actions taken by Agilysys as well as our overall changes in governance and improved profitability.

CHAPTER 1704 TRANSACTIONS

The Board considered that, under Chapter 1704 of the Ohio Revised Code, a shareholder who controls more than 10% of the voting power entitled to vote in the election of directors for an issuing public corporation, defined as an “interested shareholder,” is prohibited from engaging in certain transactions, such as mergers, dispositions and asset acquisitions (i.e., a Chapter 1704 transaction), with the issuing public corporation for three years following the date the 10% threshold was crossed. On February 5, 2008, MAK Capital filed with the SEC a Form 3 indicating 10% ownership of Common Shares as of January 31, 2008. Based on the Acquiring Person Statement, MAK Capital owns 19.13% of the outstanding Common Shares. Under Chapter 1704 of the Ohio Revised Code, the three-year prohibition is irrevocable unless the interested shareholder obtained approval from the Board before becoming an interested shareholder. MAK Capital did not seek or obtain any such approval from the Board before becoming an interested shareholder. Because MAK Capital is an interested shareholder, it is prohibited from engaging in any Chapter 1704 transaction until the three-year prohibition expires. Accordingly, a Control Share Acquisition would not likely facilitate in the near future any potential value-creating transaction for Agilysys shareholders between Agilysys and MAK Capital because MAK Capital is prohibited from engaging in any Chapter 1704 transaction for three years following the date the 10% threshold was crossed. Moreover, MAK Capital has given no indication that it intends to propose such a transaction with Agilysys.

THE BOARD OF DIRECTORS OF AGILYSYS IS EXPRESSING NO OPINION AND IS REMAINING NEUTRAL WITH RESPECT TO THE CONTROL SHARE ACQUISITION.

The Proxy Committee appointed by the Board will owe fiduciary duties to all of the shareholders in exercising its discretion on a motion to adjourn the Special Meeting. MAK Capital will not. The Board is unaware of any currently existing facts and circumstances that would be likely to cause the Proxy Committee to vote differently than MAK Capital on a motion to adjourn the Special Meeting; however, the Board believes that the shareholders as a whole will be better served if the facts and circumstances that may be relevant to the vote on a motion to adjourn, as they may exist at the time of the Special Meeting, are evaluated in light of the interests of all shareholders rather than those of a single shareholder.

THE BOARD OF DIRECTORS OF AGILYSYS IS RECOMMENDING THAT YOU VOTE FOR THE PROPOSAL TO APPROVE ANY MOTION TO ADJOURN THE SPECIAL MEETING IF DEEMED DESIRABLE BY AGILYSYS IN ITS SOLE DISCRETION.

IF YOU WOULD LIKE TO VOTE ON THE PROPOSED CONTROL SHARE ACQUISITION, PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXECUTION AND RETURN OF THE WHITE PROXY CARD WILL NOT PRECLUDE YOU FROM ATTENDING THE SPECIAL MEETING OR FROM VOTING IN PERSON.

OHIO CONTROL SHARE ACQUISITION STATUTE

The Ohio Control Share Acquisition Statute provides that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders. An “issuing public corporation” is defined in the Ohio Revised Code as a corporation, such as Agilysys, organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence. See Exhibit E for other definitions under the Ohio Control Share Acquisition Statute.

A “control share acquisition” is defined in the Ohio Revised Code as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

•	one-fifth or more but less than one-third of such voting power;

•	one-third or more but less than a majority of such voting power; or

•	a majority or more of such voting power.

Any person who proposes to make a control share acquisition must deliver an “acquiring person statement” to the issuing public corporation, which statement must include:

•	the identity of the acquiring person;

•	a statement that the acquiring person statement is being given pursuant to section 1701.831 of the Ohio Revised Code;

•	the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person;

•	the range of voting power in the election of directors under which the proposed acquisition would fall, if consummated (i.e., in excess of 20 percent, 33 and 1/3 percent or 50 percent);

•	a description of the terms of the proposed acquisition; and

•	representations of the acquiring person that the acquisition will not be contrary to law, and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

MAK Capital delivered the Acquiring Person Statement to Agilysys on November 20, 2009.

Within 10 days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. The special shareholders meeting must be held within 50 days of receipt of the acquiring person statement, unless the acquiring person otherwise agrees. The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the Record Date set for such special meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of the issuing public corporation’s position or recommendation, or that it is taking no position and making no recommendation, with respect to the proposed control share acquisition.

The acquiring person may make the proposed control share acquisition only if:

•	at a meeting at which a quorum is present, the control share acquisition is authorized by holders of a majority of the voting power entitled to vote in the election of directors represented in person or by proxy at such meeting and the control share acquisition is authorized by a majority of the voting power represented at the meeting in person or by proxy, excluding Interested Shares; and

•	such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such shareholder authorization.

“Interested Shares” are defined in the Ohio Revised Code as shares as to which any of the following persons may exercise or direct the exercise of voting power in the election of directors:

•	an acquiring person or its affiliates;

•	an officer of the issuing public corporation elected or appointed by its directors;

•	any employee of the issuing public corporation who is also a director of such corporation;

•	any person who acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation and ending on the Record Date, if the aggregate consideration paid or otherwise given by the person who acquired the shares and any other persons acting in concert with such person exceeds $250,000; or

•	any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a Control Share Acquisition.

The foregoing summary does not purport to be a complete statement of the provisions of the Ohio Control Share Acquisition Statute. The foregoing summary is qualified in its entirety by reference to the Ohio Control Share Acquisition Statute (a copy of which is attached as Exhibit E to this Proxy Statement, along with Section 1701.01 of the Ohio Revised Code, which defines certain terms used therein) and the Ohio Revised Code.

CERTIFICATION OF INTERESTED SHARES

As described above, in order to comply with the Ohio Control Share Acquisition Statute, authorization of the acquisition of Common Shares pursuant to the Control Share Acquisition requires both the First Majority Approval and the Second Majority Approval. In determining whether shareholders have granted the First Majority Approval, any Interested Shares will be included in the tabulation of votes. In determining whether shareholders have granted the Second Majority Approval, any Interested Shares will be excluded from the tabulation of votes.

You should vote on the Control Share Acquisition whether or not any of your Common Shares are “Interested Shares.”

The enclosed WHITE proxy card contains a certification as to whether any Common Shares to be voted by you are Interested Shares. If some but not all of your Common Shares are Interested Shares, you should indicate the number of your Common Shares that are not Interested Shares. If you do not make a certification on the WHITE proxy card, then all of your Common Shares will be presumed to be Interested Shares. In the event that some but not all of your Common Shares are Interested Shares but you do not indicate the number of your Common Shares that are not Interested Shares, then all of your Common Shares will be presumed to be Interested Shares.

For purposes of the Special Meeting, Interested Shares means the Common Shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

(1) MAK Capital or its affiliates;

(2) Any officer of Agilysys elected or appointed by the directors of Agilysys;

(3) Any employee of Agilysys who is also a director of Agilysys;

(4)	Any person that acquires such Common Shares for valuable consideration during the Restricted Period if the aggregate consideration paid or given by the person who acquired the Common Shares, and any other persons acting in concert with the person, for all those Common Shares exceeds $250,000; or

(5)	Any person that transfers such Common Shares for valuable consideration after the Record Date as to Common Shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

If you acquired, prior to the commencement of the Restricted Period, Common Shares that are not Interested Shares and you acquire Common Shares during the Restricted Period for an aggregate consideration in excess of $250,000, then such Common Shares that you acquired during the Restricted Period will be Interested Shares that may not be voted in determining whether the Second Majority Approval has been obtained. However, you will be entitled to have the Common Shares that you acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility is provided on the WHITE proxy card.

If you complete the certification but later learn that your Common Shares are Interested Shares or that Common Shares which you transferred have become Interested Shares, you should notify Agilysys in writing at

28925 Fountain Parkway, Solon, Ohio 44139, Attention: Secretary. If you have any questions as to whether your Common Shares are Interested Shares, you should contact our proxy solicitor, Georgeson Inc., at 1-800-336-5134.

EMPLOYEE PLAN VOTING

Participants in the 401(k) Retirement Plan of Agilysys, Inc. (the “Plan”) have the right to instruct the trustee of the Plan as to how to have the Common Shares held in a participant’s plan account voted at the Special Meeting. Participants must return their instructions to the trustee on the enclosed WHITE voting instruction card by no later than the close of business on February 15, 2010. If participants do not return timely instructions to the trustee as to how to vote their Common Shares or if the voting instruction card is unsigned, participants’ Common Shares will not be voted. Therefore, it is very important that participants in the Plan provide the trustee with prompt and proper instructions. The Board urges participants to instruct their trustee as to how to vote their Common Shares regarding the Control Share Acquisition proposal on the WHITE voting instruction card. The Board urges participants to instruct their trustee to vote their Common Shares FOR the adjournment proposal.

ADMITTANCE TO SPECIAL MEETING

You are entitled to attend the Special Meeting only if you were a Agilysys shareholder as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the Record Date prior to being admitted to the Special Meeting. If you are not a record holder but hold Common Shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting.

VOTING, SOLICITATION AND CERTAIN OTHER INFORMATION

Proxies may be solicited by mail, telephone, telegram, telecopy, electronic mail and over the Internet and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of Agilysys, none of whom will receive additional compensation for such solicitations. Agilysys has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the Common Shares they hold of record. Agilysys will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

Agilysys has retained Georgeson Inc. for solicitation and advisory services in connection with the Special Meeting and Agilysys’ communications with shareholders with respect to the Control Share Acquisition. Georgeson Inc. will receive a fee of $25,000 for its services and reimbursement of expenses, including phone calls. Agilysys has agreed to indemnify Georgeson Inc. against certain liabilities and expenses, including certain liabilities and expenses under the federal securities laws. Georgeson Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

The entire expense of the solicitation of proxies by the Board for the Special Meeting is being borne by Agilysys. Agilysys’ costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses, and are expected to be approximately $[212,000]. Agilysys’ total costs incurred to date in furtherance of or in connection with this proxy solicitation are approximately $[66,500].

BENEFICIAL OWNERSHIP OF COMMON SHARES

The following table shows the number of Common Shares beneficially owned as of January 1, 2010, unless otherwise indicated, by: (i) each current director; (ii) all individuals serving as the chief executive officer or chief financial officer for Agilysys during the fiscal year ended March 31, 2009; (iii) the other three most highly compensated executive officers at March 31, 2009 whose total compensation exceeded $100,000 for the fiscal year ended March 31, 2009; (iv) two additional individuals who would have been included in the foregoing had they been serving as an executive officer of Agilysys at March 31, 2009; (v) all directors and our executive officers as a group; and (vi) each person who is known by us to beneficially own more than 5% of our Common Shares.

	Number of
	Common Shares
	Beneficially		Percent
Name	Owned(1)		# of Class

Directors (Excluding Named Executive Officers)(2)
Thomas A. Commes	94,927	(3)	.4
R. Andrew Cueva	2,646,161	(4)	11.5
James H. Dennedy	17,279	(5)	.1
Howard V. Knicely	60,927	(6)	.3
Keith M. Kolerus	95,434	(7)	.4
Robert A. Lauer	72,427	(8)	.3
Robert G. McCreary, III	99,211	(8)	.4
John Mutch	11,713	(9)	.1
Named Executive Officers(2)
Peter J. Coleman	0	(10)	—
Paul Civils, Jr.	54,546	(11)	.2
Martin F. Ellis	482,161	(12)	2.1
Kenneth J. Kossin, Jr.	66,933	(13)	.3
Arthur Rhein	761,735	(14)	3.2
Richard A. Sayers, II	51,427	(15)	.3
Tina Stehle	41,100	(16)	.2
Curtis Stout	49,549	(17)	.2
All Directors and Executive Officers as a group (19 persons)	4,707,496	(18)	19.5
Other Persons
MAK Capital One, LLC et al.	4,418,447	(19)	19.2
590 Madison Avenue, 9th Floor New York, New York 10022
Ramius LLC et al.	2,267,813	(20)	9.8
599 Lexington Avenue, 20th Floor New York, New York 10022
Dimensional Fund Advisors L.P.	2,142,962	(21)	9.3
1299 Ocean Ave., 11th Floor Santa Monica, California 90401
Barclays Global Investors, NA	1,740,748	(22)	7.5
45 Fremont Street San Francisco, California 94105
Goodwood, Inc.	1,143,405	(23)	5.0
212 King Street West, Suite 201 Toronto, ON, Canada M5H 1K5

(1)	Except where otherwise indicated, beneficial ownership of the Common Shares held by the persons listed in the table above comprises both sole voting and dispositive power, or voting and dispositive power that is shared with the spouse of such persons.

(2)	The address of each Director and Named Executive Officer is 28925 Fountain Parkway, Solon, Ohio 44139.

(3)	Includes (i) 45,000 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 1999 and 2000 Stock Option Plans for outside Directors, and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(4)	Comprised entirely of Common Shares beneficially owned by MAK Capital Fund L.P. and excludes Common Shares beneficially owned by Paloma International L.P. Mr. Cueva may be deemed to share beneficial ownership in Common Shares that MAK Capital Fund L.P. may be deemed to beneficially own. However, Mr. Cueva disclaims beneficial ownership of the Common Shares, except to the extent of his pecuniary interest in MAK Capital Fund L.P.’s interest in such Common Shares. The inclusion in this table of the Common Shares beneficially owned by MAK Capital Fund L.P. shall not be deemed an admission by Mr. Cueva of beneficial ownership of all of the reported Common Shares.

(5)	Comprised entirely of 17,279 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(6)	Includes (i) 30,000 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 2000 Stock Option Plan for outside Directors and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(7)	Includes (i) 47,500 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 1999 and 2000 Stock Option Plans for outside Directors, and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(8)	Includes (i) 37,500 Common Shares which the Director had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to the Director under the 2000 Stock Option Plan for outside Directors and the 2000 Stock Incentive Plan, and (ii) 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(9)	Comprised entirely of 11,713 restricted Common Shares which the Director was granted under the 2006 Stock Incentive Plan, as to which the Director has sole voting power, but no dispositive power until such Common Shares vest.

(10)	On October 21, 2008, Mr. Coleman’s employment was terminated.

(11)	Includes (i) 3,997 Common Shares held in the Plan, (ii) 15,700 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Civils has sole voting power, but no dispositive power until such Common Shares vest, and (iii) 33,333 Common Shares which Mr. Civils had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2006 Stock Incentive Plan.

(12)	Includes (i) 252,000 Common Shares which Mr. Ellis had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 Stock Incentive Plan, (ii) 12,000 restricted Common Shares which Mr. Ellis was granted under the 2006 Stock Incentive Plan, as to which Mr. Ellis has sole voting power, but no dispositive power until such Common Shares vest, and (iii) 117,600 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Ellis has sole voting power, but no dispositive power until such Common Shares vest.

(13)	Includes (i) 45,833 Common Shares which Mr. Kossin had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 and 2006 Stock Incentive Plans, and (ii) 21,100 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Kossin has sole voting power, but no dispositive power until such Common Shares vest.

(14)	On October 20, 2008, Mr. Rhein retired from Agilysys. Includes (i) 500,000 Common Shares that Mr. Rhein has the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 Stock Incentive Plan, and (ii) 97,175 Common Shares that Mr. Rhein has pledged as security pursuant to a brokerage margin account.

(15)	On March 15, 2009, Mr. Sayer’s employment was terminated. All of Mr. Sayer’s Common Shares are directly held by him.

(16)	Includes (i) 20,000 Common Shares which Ms. Stehle had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to her under the 2000 and 2006 Stock Incentive Plans, and (ii) 21,100 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Ms. Stehle has sole voting power, but no dispositive power until such Common Shares vest.

(17)	Includes (i) 35,499 Common Shares which Mr. Stout had the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to him under the 2000 and 2006 Stock Incentive Plan, and (ii) 13,200 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which Mr. Stout has sole voting power, but no dispositive power until such Common Shares vest.

(18)	The number of Common Shares shown as beneficially owned by the Directors and Executive Officers as a group includes (i) 1,110,831 Common Shares which such persons have the right to acquire within 60 days of January 1, 2010, through the exercise of stock options granted to them under the 2000 Stock Incentive Plan, the 1995 Stock Option Plan for outside Directors, the 1999 Stock Option Plan for outside Directors and the 2000 Stock Option Plan for outside Directors, (ii) 239,000 performance restricted Common Shares granted under the 2006 Stock Incentive Plan, as to which such persons have sole voting power, but no dispositive power until such Common Shares vest, (iii) 124,557 restricted Common Shares granted under the 2006 Stock Incentive Plan, plus any reinvested restricted Common Shares, as to which such persons have sole voting power, but no dispositive power until such Common Shares vest, (iv) 3,997 Common Shares held by Mr. Civils in the Plan, and (v) 3,228,670 Common Shared directly held by such persons, which includes 2,646,161 Common Shares beneficially owned by MAK Capital Fund LP, in which Mr. Cueva may be deemed to share beneficial ownership. See footnote (4) for information regarding Mr. Cueva’s disclaimer of beneficial ownership of the MAK shares listed in the table.

(19)	As reported on a Schedule 13D/A dated November 23, 2009. MAK Capital One LLC serves as the investment manager of MAK Capital Fund LP and other funds and accounts. MAK Capital One LLC has shared voting and dispositive power with respect to 4,418,447 Common Shares. MAK GP LLC is the general partner of MAK Capital Fund LP. Michael A. Kaufman, managing member and controlling person of MAK GP LLC and MAK Capital One LLC, has shared voting and dispositive power with respect to 4,418,447 Common Shares. MAK Capital Fund LP has shared voting and dispositive power with respect to 2,645,161 Common Shares. Paloma International L.P., through its subsidiary Sunrise Partners Limited Partnership, has shared voting and dispositive power with respect to 1,772,286 of Common Shares. Trust Asset Management LLP is the general partner of Paloma International L.P. S. Donald Sussman is the controlling person of Paloma International L.P. and Trust Asset Management LLP and has shared voting and dispositive power with respect to 1,772,286 of Common Shares. R. Andrew Cueva is a Managing Director of MAK Capital One LLC. The principal business address of MAK Capital One LLC, MAK GP LLC and Messrs. Kaufman and Cueva is 590 Madison Avenue, 9th Floor, New York, New York 10022. The principal address of MAK Capital Fund LP is c/o Dundee Leeds Management Services Ltd., 129 Front Street, Hamilton, HM 12, Bermuda. The principal business address of Paloma International L.P. and Sunrise Partners Limited Partnership is Two America Lane, Greenwich, Connecticut 06836-2571. The principal business address for Mr. Sussman and Trust Asset Management is 6100 Red Hook Quarters, Suites C1-C6, St. Thomas, US Virgin Islands 00802-1348.

(20)	As reported on a Schedule 13D/A dated November 18, 2009, as follows: (i) Ramius Value and Opportunity Master Fund, Ltd had sole voting and dispositive power with respect to 989,812 Common Shares; (ii) Ramius Enterprise Master Fund Ltd had sole voting and dispositive power with respect to 249,687 Common Shares;

(iii) RCG PB, Ltd. had sole voting and dispositive power with respect to 1,028,314 Common Shares; (iv) Ramius Advisors, LLC had sole voting and dispositive power with respect to 1,278,001 Common Shares; (v) RCG Starboard Advisors, LLC had sole voting and dispositive power with respect to 989,812 Common Shares; (vi) each of Ramius LLC, Cowen Group, Inc., RCG Holdings LLC, and C4S & Co., L.L.C. had sole voting and dispositive power with respect to 2,267,813 Common Shares; and (vii) each of Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon and Thomas W. Strauss had shared voting and dispositive power with respect to 2,267,813 Common Shares. The address of the principal office of each of RCG Starboard Advisors, LLC, Parche, LLC, Ramius, LLC, C4S & Co., L.L.C., Cowen Group, Inc., RCG Holdings LLC, and Messrs. Cohen, Stark, Strauss and Solomon is 599 Lexington Avenue, 20th Floor, New York, New York 10022. The address of the principal office of each of Ramius Value and Opportunity Master Fund Ltd, Ramius Enterprise Master Fund Ltd and RCG PB, Ltd. is c/o Citco Fund Services (Cayman Islands) Limited, Corporate Center, West Bay Road, Grand Cayman, Cayman Islands, British West Indies. The principal business address of Mr. Mutch is c/o MV Advisors, LLC, 420 Stevens Avenue, Suite 270, Solana Beach, CA 92075. The principal business address of Mr. Zierick is c/o Aspyra, Inc., 26115-A Mureau Road, Calabasas, CA 91320.

(21)	As reported on a Schedule 13G/A dated February 9, 2009.

(22)	As reported on a Schedule 13G dated February 5, 2009.

(23)	As reported on a Schedule 13G/A dated February 17, 2009.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The interests of certain persons in the Control Share Acquisition are set forth above in the section titled “Change of Control Implications.” Additionally, the relationship of Mr. Cueva to MAK Capital is set forth above in the section titled “Background and Voting Trust Agreement.”

NO DISSENTERS’ RIGHTS

Dissenters’ rights are not available to the shareholders of an “issuing public corporation” in connection with the authorization of a “control share acquisition” under the Ohio Control Share Acquisition Statute.

OTHER MATTERS

Other than the Control Share Acquisition and adjournment proposals, Agilysys is not aware of any other matters to be submitted at the Special Meeting and no other business is expected to be brought before the Special Meeting. However, if any other matter properly comes before the Special Meeting, the named proxies will vote all proxies granted to them in their sole discretion.

INFORMATION ABOUT AGILYSYS

Agilysys was organized as an Ohio corporation in 1963. While originally focused on electronic components distribution, Agilysys grew to become a leading provider of innovative IT solutions to corporate and public-sector customers, with special expertise in select markets, including retail and hospitality. Agilysys uses technology — including hardware, software and services — to help customers resolve their most complicated IT needs. Agilysys possesses expertise in enterprise architecture and high availability, infrastructure optimization, storage and resource management, and business continuity, and provides industry-specific software, services and expertise to the retail and hospitality markets. Headquartered in Cleveland, Ohio, Agilysys operates extensively throughout North America, with additional sales offices in the United Kingdom and Asia. Agilysys’ principal executive offices are located at: 28925 Fountain Parkway, Solon, Ohio 44139, and its telephone number is (440) 519-8700.

INFORMATION ABOUT MAK CAPITAL

MAK Capital Fund LP is a private investment fund. MAK GP LLC is the general partner of MAK Capital Fund LP. MAK Capital One LLC serves as the investment manager of MAK Capital Fund LP and other funds and accounts. Michael A. Kaufman is the managing member and controlling person of each of MAK GP LLC and MAK Capital One LLC. R. Andrew Cueva is a Managing Director at MAK Capital One LLC and a member of the Agilysys

Board of Directors. The principal address of each of MAK Capital Fund LP, MAK GP LLC, MAK Capital One LLC, Michael A. Kaufman and R. Andrew Cueva is 590 Madison Avenue, 9th Floor, New York, New York 10022.

Paloma International L.P. is a private investment fund, and it owns its shares of Agilysys Common Stock through its subsidiary, Sunrise Partners Limited Partnership. Trust Asset Management LLP is the general partner with investment discretion over the securities held by Paloma International L.P. S. Donald Sussman is the controlling person of Paloma International L.P. and Trust Asset Management LLP. MAK Capital One LLC is the investment manager with respect to Paloma International L.P.’s Common Shares.

Please see footnote 19 to the Beneficial Ownership of Common Shares table above for information about MAK Capital and its affiliates with respect to its Common Shares.

SUBMISSION OF SHAREHOLDER PROPOSALS

Any shareholder that intends to present a proposal at the 2010 Annual Meeting of Shareholders must ensure the proposal is received by the Secretary at Agilysys’ principal executive offices no later than February 26, 2010, for inclusion in the Proxy Statement and form of Proxy relating to that Annual Meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the SEC.

Agilysys may use its discretion in voting proxies with respect to shareholder proposals not included in the Proxy Statement for the fiscal year ended March 31, 2010, unless it receives notice of such proposals prior to May 12, 2010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Proxy Statement contains certain management expectations that may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this Proxy Statement and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences if the shareholders either approve or fail to approve the proposed Control Share Acquisition by MAK Capital announced on November 20, 2009. Agilysys does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.

Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company’s Annual Report on Form 10-K filed within the SEC, under Item 1A, “Risk Factors.” Copies are available from the SEC or the Agilysys website.

OTHER INFORMATION

The information concerning MAK Capital and the Control Share Acquisition contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Agilysys has no knowledge that would indicate that statements relating to MAK Capital and the Control Share Acquisition contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, it has not had access to the books and records of MAK Capital, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements. Accordingly, Agilysys does not take any responsibility for the accuracy or completeness of such information or for any failure by MAK Capital to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Your vote is important! Please timely complete, sign, date and return the enclosed WHITE proxy card and certification.

Exhibit A

ACQUIRING PERSON STATEMENT
PURSUANT TO SECTION 1701.831 OF THE OHIO REVISED CODE
DELIVERED TO
AGILYSYS, INC.
(Name of Issuing Public Corporation)
28925 FOUNTAIN PARKWAY, SOLON, OHIO 44139
(Address of Principal Executive Offices)

ITEM 1.	IDENTITY OF ACQUIRING PERSON.

This Acquiring Person Statement is being delivered to Agilysys, Inc., an Ohio corporation (the “Corporation”), at its principal executive offices, which are located at 28925 Fountain Parkway, Solon, Ohio 44139, by MAK Capital Fund LP, a Bermuda limited partnership (the “MAK Capital Fund”), and Paloma International L.P., a Delaware limited partnership (“Paloma” and, together with MAK Capital Fund, the “Acquiring Person”).

ITEM 2.	DELIVERY OF ACQUIRING PERSON STATEMENT.

This Acquiring Person Statement is being delivered pursuant to Section 1701.831 of the Ohio Revised Code. The Acquiring Person requests that the Corporation hold the special shareholders meeting in connection with this Acquiring Person Statement no sooner than thirty (30) days after the Corporation’s receipt of this Acquiring Person Statement.

ITEM 3.	OWNERSHIP OF SHARES BY ACQUIRING PERSON.

As of the date hereof, the Acquiring Person directly and indirectly collectively owns 4,418,447 shares of the Corporation’s common stock, without par value (“Shares”) representing approximately 19.18% of the total issued and outstanding Shares (based upon the 23,031,119 Shares stated by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 to be issued and outstanding as of October 31, 2009). Of the 4,418,447 Shares owned by the Acquiring Person: (a) 2,646,161 Shares are owned by MAK Capital Fund, representing approximately 11.49% of the total issued and outstanding Shares, and (b) 1,772,286 Shares are owned by Paloma through its subsidiary, Sunrise Partners Limited Partnership, a Delaware limited partnership (“Sunrise”), representing approximately 7.70% of the total issued and outstanding Shares.

In addition to the beneficial ownership described above (i) MAK GP LLC (“MAK GP”), the general partner of MAK Capital Fund, may be deemed to beneficially own the Shares held by MAK Capital Fund, (ii) Trust Asset Management LLP, the general partner with investment discretion over the securities held by Paloma and Sunrise (“TAM”), may be deemed to beneficially own the Shares held by Paloma through Sunrise, (iii) S. Donald Sussman, the controlling person of Paloma, Sunrise and TAM, may be deemed to beneficially own the Shares held by Paloma through Sunrise, (iv) MAK Capital One LLC, the investment manager of MAK Capital Fund and Paloma with respect to the Shares, may be deemed to have beneficial ownership of the Shares held by each of them, and (v) Michael A. Kaufman, as the controlling person of MAK Capital One LLC, MAK GP and MAK Capital Fund, may be deemed to be the beneficial owner of the shares of Common Stock held by MAK Capital Fund and Paloma. R. Andrew Cueva, an employee of MAK Capital One LLC and a director of the Corporation, does not own directly or indirectly, beneficially or of record, any securities of Agilysys. Each of MAK GP, TAM, MAK Capital One LLC, Mr. Kaufman, Mr. Sussman and Mr. Cueva disclaims beneficial ownership of the Shares held by MAK Capital Fund and Paloma except to the extent of his or its pecuniary interest therein.

ITEM 4.	RANGE OF VOTING POWER.

Collectively, the Acquiring Person proposes to acquire an additional number of Shares that, when added to the Acquiring Person’s current Share ownership, would equal one-fifth or more (but less than one-third) of the Corporation’s voting power in the election of directors, as described in Section 1701.01(Z)(1)(a) of the Ohio Revised Code (the “Additional Shares”). The Acquiring Person does not intend, either alone or in concert with any other person, to exercise control of the Corporation by proposing to acquire that number of Shares described in this Acquiring Person Statement.

ITEM 5.	TERMS OF PROPOSED CONTROL SHARE ACQUISITION.

The Acquiring Person proposes to acquire the Additional Shares in one or more transactions to occur during the 360-day period following the date the Corporation’s shareholders authorize the proposed acquisition. The Acquiring Person proposes to acquire the Additional Shares (i) in one or more purchases in the open market, (ii) in one or more block trades, (iii) through an intermediary, (iv) pursuant to a tender offer, and/or (v) by any other legally permitted method.

ITEM 6.	REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

The Acquiring Person hereby represents that the control share acquisition proposed herein, if consummated, will not be contrary to law. This representation is based on the facts that the Acquiring Person is delivering this Acquiring Person Statement in accordance with Section 1701.831 of the Ohio Revised Code, and the Acquiring Person intends to make the proposed acquisition only if it is duly authorized by the shareholders of the Corporation at the annual or a special meeting of the Corporation’s shareholders. The Acquiring Person hereby represents that it has the financial capacity to purchase the Additional Shares contemplated by this Acquiring Person Statement. This representation is based on an assumed purchase price of $8.13 per Share, the closing price of the Corporation’s Shares on November 19, 2009.

IN WITNESS WHEREOF, the undersigned has executed this Acquiring Person Statement as of the 19th day of November, 2009.

MAK CAPITAL FUND LP
By: MAK GP LLC, general partner

By:	/s/ Michael A. Kaufman
  Michael A. Kaufman,
  Managing Member

PALOMA INTERNATIONAL L.P.
By: Paloma Partners Company L.L.C.,
          general partner

By:	/s/ Michael J. Berner
  Michael J. Berner,
  Vice President

[Signature Page to Acquiring Person Statement]

Exhibit B

PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING

To: Corporate Elections Services, Inspector of Election

From: Agilysys, Inc.

Date: December 7, 2009

Re:	Special Meeting of Shareholders to be held on February 18, 2010 — Presumptions, Procedures, and Methods of Calculation for the Shareholder Votes to be taken under the Ohio Control Share Acquisition Statute

1. A corporation’s officers and directors have the power as well as the fiduciary obligation to establish rules to conduct fair and efficient shareholder meetings and elections that are consistent with Ohio law. Section 1701.50 of the Ohio Revised Code authorizes the directors to appoint inspectors of election, and Agilysys has appointed Corporate Election Services as the Inspector of Election (the “Inspector”). The Board may, if it deems it appropriate, appoint a presiding inspector of election (the “Presiding Inspector”) to work with and oversee the Inspector. The matters set forth in this Memorandum have been developed by Agilysys in consultation with the Inspector in connection with its appointment as such by Agilysys.

2. At the Special Meeting, Agilysys shareholders will be asked to approve, pursuant to the Ohio Control Share Acquisition Statute, a resolution authorizing the Control Share Acquisition proposed by MAK Capital. Authorization for the control share acquisition requires: (a) the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Agilysys directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”); and (b) the affirmative vote of the holders of a majority of the voting power represented at the Special Meeting in person or by proxy, excluding any shares which are “Interested Shares,” as defined under the Ohio Control Share Acquisition Statute (the “Second Majority Approval”). Agilysys shareholders will also be asked to approve the adjournment of the Special Meeting, if an adjustment proposal is raised by Agilysys or MAK Capital at the Special Meeting. No other proposal or business is expected to be raised at the Special Meeting.

3. Agilysys will include a certification as to eligibility to vote, in the form of Schedule A hereto (the “Certification of Eligibility”), on the WHITE proxy card distributed by it for the Special Meeting. Agilysys has requested that MAK Capital include a conforming Certification of Eligibility on any proxy card distributed by MAK Capital for the Special Meeting. Upon request, Agilysys will supply shareholders with a separate Certification of Eligibility form. Agilysys will request depositories, banks, brokerage houses, other institutions, nominees and fiduciaries holding Common Shares beneficially owned by other parties (each a “Nominee”) to include a conforming Certification of Eligibility on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such Common Shares.

4. At the Special Meeting, the Inspector shall endeavor to determine whether the required quorum is present. Absent a definitive determination to that effect, the quorum shall be presumed to be present to allow the business of the meeting to go forward, even though the final calculation to determine whether the required quorum is present may not be completed for a number of days thereafter.

5. Whether a quorum is present for the First Majority Approval and Second Majority Approval votes will be determined in the customary way: by computing whether more than one-half the sum of all outstanding Common Shares on the books and records of Agilysys as of the Record Date eligible to vote are present in person or by valid proxy.

6. For quorum purposes as to both the First Majority Approval vote and Second Majority Approval vote, the total number of Common Shares eligible to vote at the Special Meeting (“T”), will equal the total number of outstanding Common Shares as of the close of business on January 15, 2010 (“the Record Date”), as reported by Agilysys’ transfer agent. Of the Common Shares eligible to vote at the Special Meeting the number present at the meeting

(“P[1]”) will equal all such Common Shares present in person or by proxy. For purposes of both the First Majority Approval vote and the Second Majority Approval vote, a quorum is present if P[1] is greater than one-half T.

7. If the quorum requirement is not met, the Control Share Acquisition would not be authorized.

8. For each Common Share as to which the Certification of Eligibility on the proxy card, separate Certification of Eligibility or ballot indicates eligibility to vote in the Second Majority Approval vote, it will be presumed that such Common Share is eligible to be voted in the Second Majority Approval vote.

9. For each Common Share as to which the Certification of Eligibility on the proxy card, separate Certification of Eligibility or ballot does not indicate eligibility to vote in the Second Majority Approval vote, or where there is no form of Certification of Eligibility provided (as where a proxy card or ballot lacks a form of certification and no separate Certification of Eligibility is provided), it will be presumed that such Common Share is ineligible to be voted in the Second Majority Approval vote.

10. For purposes of determining the eligibility of Common Shares for the Second Majority Approval vote, the “Restricted Period” will commence on November 20, 2009, the date of the first public disclosure of MAK Capital’s proposed control share acquisition, and will end on the Record Date for the Special Meeting. Shareholders who acquire Common Shares prior to the commencement of the Restricted Period and who acquire “Interested Shares” during the Restricted Period for an aggregate consideration in excess of $250,000 shall be entitled to have their Common Shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate Certification of Eligibility with respect to such Common Shares is provided. The form of proxy/Certification of Eligibility/ballot shall provide a means for such shareholders to indicate the number of Common Shares acquired during the Restricted Period. If a shareholder indicates on the proxy/Certification of Eligibility/ballot that they own “Interested Shares” but does not specify how many of such Common Shares were acquired during the Restricted Period, it will be presumed that all Common Shares represented by such proxy/Certification of Eligibility/ballot are “Interested Shares.”

11. It will be presumed that proxy and Certification of Eligibility signers have truthfully and completely carried out their undertaking to supplement eligibility data in accordance therewith.

12. It will be presumed that Common Shares present in person or by proxy, but not voted at the meeting, are held by people and entities who have determined to abstain or by brokers who are registering shares as present even though the brokers lack the authority to vote the shares at the meeting (broker non-votes).

13. If the quorum requirement is met, a vote constituting the First Majority Approval would require that the number of Common Shares voted in favor of the proposed control share acquisition exceeds one-half of P[1]. Expressed algebraically, if in the First Majority Approval vote the number of Common Shares voted “for” equals N[1], the acquisition is approved by the First Majority Approval vote if N[1] > 1/2 P[1].

14. For purposes of calculating the Second Majority Approval vote, X equals the number of Common Shares present at the meeting as to which the Certificate of Eligibility on the proxy/Certification of Eligibility/ballot is not marked indicating eligibility. The total number of Common Shares eligible to vote at the meeting for purposes of the Second Majority Approval (“P[2]”) will be calculated by deducting X from P[1]. Expressed algebraically, P[1] − X = P[2].

15. If the quorum requirement is met, a vote constituting the Second Majority Approval would require that the number of Common Shares voted in favor of the proposed control share acquisition exceeds one-half of the number of eligible Common Shares present (P[2]). Expressed algebraically, if in the Second Majority Approval vote the number of Common Shares voted “for” equals “N[2]”, the acquisition is approved by the Second Majority Approval vote if N[2] > 1/2 P[2].

16. It is presumed that Agilysys can conduct a fair, honest, and efficient election. There is no such thing as a perfect election.

17. It is presumed that Common Shares owned by a corporation are eligible to be voted at the Special Meeting, absent a statute or a provision in the corporation’s articles of incorporation or regulations or similar governing documents to the contrary.

18. It will be presumed that Agilysys’ transfer agent has accurately listed the names of record holders as of the Record Date.

19. It will be presumed that Agilysys’ transfer agent has correctly calculated and listed the number of Common Shares held by each such person.

20. It will be presumed that proxies regular on their face are valid.

21. Whenever ambiguity arises in connection with a proxy/Certification of Eligibility/ballot, presumptions and determinations shall be made in favor of enfranchising stockholders and affirming the eligibility of their Common Shares to be voted, as opposed to disenfranchising stockholders by finding their Common Shares ineligible to be voted. When a matter arises not covered by these rules and presumptions, validity rather than invalidity and eligibility rather than ineligibility shall be the favored presumptions.

22. It will be presumed that each signature on a proxy, Certification of Eligibility or ballot is genuine.

23. It will be presumed that a signature made on behalf of a business entity is made by a person authorized to act for the entity.

24. It will be presumed that a signature made in a fiduciary capacity is made by a person with authority to act in that capacity.

25. It will be presumed that signatures that are hand-printed, made by rubber stamp or other mechanical device or by facsimile are valid.

26. It will be presumed that, in the case of signatures where initials or abbreviations are used in place of names of record, where names are used in place of initials in a name of record, where first and middle names or initials are added, or deleted from a name of record, where a married name is used in place of a maiden name of record, where titles are added or deleted from the name of record, or where organization indicia such as Co., Corp., Ltd., LLP and the like are added or deleted from the name of record, the proxy/Certification of Eligibility/ballot is valid.

27. It will be presumed that a proxy/Certification of Eligibility/ballot, if dated, was executed on the date indicated.

28. It will be presumed that undated proxies and certifications of eligibility otherwise regular are valid.

29. Where a record owner submits multiple proxies/Certifications of Eligibility/ballots, the most recent submission before the polls close will be presumed valid, to be determined by the date on the proxy/Certification of Eligibility/ballot, or in the case of multiple proxies/Certifications of Eligibility/ballots executed of even date by the most recent postmark or other similarly verifiable transmission date and time.

30. Where a proxy/Certification of Eligibility/ballot is legibly signed by a record owner, it will be presumed valid even if the proxy/Certification of Eligibility/ballot indicates no number of shares, no printed or stenciled name or address, or states any such information incorrectly, in which case the number of shares shown on the corporate records shall control.

31. Unless otherwise expressly indicated to the contrary, a proxy/Certification of Eligibility/ballot will be presumed as intended to vote all the shares of the record owner submitting the proxy/Certification of Eligibility/ballot.

32. It is presumed that Nominees will comply with applicable laws, including SEC rules for obtaining and reporting votes cast by the beneficial owners, by:

(a) correctly identifying each beneficial owner as of the record date;

(b) correctly computing the number of shares held by each as of the record date;

(c) taking all reasonable and customary steps to communicate with each beneficial owner;

(d) accurately tabulating the information transmitted to them from beneficial owners; and

(e) truthfully and accurately reporting that tabulation on an omnibus proxy.

33. Proxies/Certifications of Eligibility/ballots transmitted by telegram, telex, telecopy or similar conveyance will be presumed valid, so long as they conform to the content of the relevant proxy/Certification of Eligibility/ballot.

34. It will be presumed that proxies/Certifications of Eligibility/ballots were not signed by persons who suffer a legal disability of any kind or under fraudulent or coercive circumstances.

35. It will be presumed that people who appear to vote in person are who they say they are, and are not impostors impersonating record stockholders.

36. Notwithstanding any other provision herein:

(a) All proxies/Certifications of Eligibility/ballots received from a Nominee will be counted, provided that (1) the total number of Common Shares represented by such proxies/Certifications of Eligibility/ballots does not exceed the sum of (A) the total number of Common Shares registered in the name of such Nominee plus (B) the total number of Common Shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the Common Shares held for its account, (2) no specific language has been added to any proxy/Certification of Eligibility/ballot, aside from the printed language on the proxy/Certification of Eligibility/ballot form, expressly revoking any prior proxy or proxies/Certifications of Eligibility/ballots solicited by the same party, but any such revocation shall be given effect, and (3) a later dated proxy/Certification of Eligibility/ballot bearing one account number or other identifying number or symbol will revoke any earlier dated proxy/Certification of Eligibility/ballot which bears the same account number or other identifying number or symbol and Common Shares.

(b) Except as provided in the following sentence, where the total number of Common Shares represented by proxies submitted by a single Nominee exceeds the sum of (A) the total number of Common Shares registered in the name of such Nominee plus (B) the total number of Common Shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the Common Shares held for its account, the Inspector shall endeavor to procure an explanation for the overvote, as expeditiously as possible, by telephonic statement from such Nominee, as the Inspector deems appropriate, and after receiving and considering such information the Inspector shall determine the manner in which the proxies/Certifications of Eligibility/ballots shall be voted. Notwithstanding anything herein stated, in the event of such an overvote, if all of such proxies/Certifications of Eligibility/ballots submitted by a single Nominee are in favor of, or against, authorization of the proposed control share acquisition, such proxies/Certifications of Eligibility/ballots shall be deemed valid for a number of Common Shares equal to the sum of (A) the total number of Common Shares registered in the name of such Nominee plus (B) the total number of Common Shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the Common Shares held for its account.

(c) A Nominee proxy/Certification of Eligibility/ballot may be signed in the name of the Nominee as registered, without requiring the signature of an individual as a partner or as an officer.

37. Notwithstanding anything herein contained, in the absence of other ambiguity, as determined by the Inspector, a Nominee proxy which does not specify a designated number of Common Shares shall be valid for the sum of (A) the total number of Common Shares registered in the name of such Nominee and (B) the total number of Common Shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the Common Shares held for its account.

38. The truth and accuracy of any Certification of Eligibility used as the basis for making any calculation hereunder for the Special Meeting may be challenged by evidence deemed competent and reliable by the Presiding Inspector which is timely submitted prior to the certification of the vote, in which case the eligibility of any Common Share to be voted will be determined by the Presiding Inspector as provided below. Besides any such extrinsic evidence mentioned in the preceding sentence or elsewhere herein, if the classification of a Common Share as “interested” or as not “interested” is called into question by a timely challenge supported by competent and reliable evidence, the Presiding Inspector shall undertake such inquiry as the Presiding Inspector deems appropriate to resolve the matter in the light of Sections 1701.01(CC), 1701.50, and 1701.831 of the Ohio Revised Code, the books and records of Agilysys, and this Memorandum, unless otherwise provided by Ohio law. All challenges, regardless of nature, are to be determined by the Presiding Inspector in consultation with the Inspector. In the event that no Presiding Inspector is appointed, all decisions, determinations and inquiries required to be made by the Presiding Inspector hereunder shall be made by the Inspector. Agilysys will request the Inspector to conduct the review and tabulation of proxies as expeditiously as possible so that the results of the vote may be determined at the earliest practicable date. Any matter not expressly covered by this Memorandum shall be dealt with in accordance with Ohio law.

SCHEDULE A TO STATEMENT OF

PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING

CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the Control Share Acquisition be authorized by a vote of the majority of Common Shares of Agilysys, Inc. (“Agilysys”) entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” Any terms used but not defined herein shall have the meaning assigned to them in the Proxy Statement. For purposes of the Ohio Control Share Acquisition Statute, “Interested Shares” means Common Shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1. MAK Capital or any of its affiliates;

2. Any officer of Agilysys elected or appointed by the directors of Agilysys;

3. Any employee of Agilysys who is also a director of Agilysys;

4. Any person that acquires Common Shares for valuable consideration during the period beginning on November 20, 2009 and ending on January 15, 2010 (the “Record Date”) if the aggregate consideration paid or given by the person who acquired the Common Shares, and any other persons acting in concert with the person, for all those Common Shares exceeds $250,000; or

5. Any person that transfers such Common Shares for valuable consideration after the Record Date as to Common Shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the Common Shares being voted pursuant to this proxy card are:

(Please mark only one Box)

[ ]      not “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

OR

[ ]      “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

If you own “Interested Shares” because you acquired more than $250,000 of Common Shares between November 20, 2009 and the Record Date, please indicate in the following space the number of Common Shares you acquired prior to November 20, 2009, which you continued to own as of the Record Date and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of Common Shares acquired prior to November 20, 2009, which continue to be owned as of the Record Date: January 15, 2010.

If you checked the “Interested Shares” box but did not indicate how many eligible Common Shares you own that were purchased prior to November 20, 2009, all of your Common Shares will be considered “Interested Shares” and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

If (i) no box is checked indicating whether Common Shares represented by this proxy card are “Interested Shares” or (ii) both of the above-boxes are checked, the Common Shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the Common Shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your Common Shares are “Interested Shares” as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify Agilysys if at any time after the Record Date you transfer Common Shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

IMPORTANT

Your vote is very important! No matter how many Common Shares you own, vote your Common Shares by completing, signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. The Board of Directors is expressing no opinion and is remaining neutral on the Control Share Acquisition proposal, but recommends that you vote FOR the adjournment proposal on the accompanying WHITE proxy card. Please be sure to complete the certification included on the reverse side of the WHITE proxy card and to mark the appropriate box indicating whether you are a holder of Interested Shares.

If you have any questions, or need any assistance in voting your shares or determining whether you are a holder of Interested Shares, please contact our proxy solicitor, Georgeson Inc., toll-free at 800-336-5134 (Banks and brokers may call collect at 212-440-9800). If your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions. Accordingly, please follow the instructions provided by your bank or broker in order to vote your Common Shares and provide your certification.

Exhibit C

VOTING TRUST AGREEMENT

THIS VOTING TRUST AGREEMENT (this “Agreement”), dated as of December 31, 2009, is by and among MAK Capital Fund LP, a Bermuda limited partnership and its Affiliates (“MAK”) and Paloma International L.P., a Delaware limited partnership which is the parent of Sunrise Partners Limited Partnership, a Delaware limited partnership (“Paloma,” and together with MAK, the “MAK Shareholders”), and Computershare Trust Company, N.A. a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the MAK Shareholders collectively beneficially own 4,418,447 shares of common stock, without par value (the “Common Stock”) of Agilysys, Inc., an Ohio corporation (the “Company”), representing approximately 19.18% of the issued and outstanding shares of Common Stock;

WHEREAS, in accordance with Section 1701.831 of the Ohio Revised Code (the “Control Share Acquisition Statute”), the Company has called a special meeting of the Company’s shareholders in order to hold a vote to authorize whether the MAK Shareholders may acquire additional shares of the Common Stock that, when added to the MAK Shareholders current share ownership, would equal one-fifth or more (but less than one-third) of the Company’s voting power in the election of directors (the “Share Acquisition”);

WHEREAS, the MAK Shareholders are willing to place shares of Common Stock representing “Excess Shares” (as defined herein) in the voting trust created by this Voting Trust Agreement (the “Voting Trust”);

NOW, THEREFORE, in consideration of the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, MAK Shareholders do hereby assign, convey, transfer and deliver to the Trustee, Ten Dollars ($10.00) (the “Initial Cash Amount”) and such other property acceptable to the Trustee as the MAK Shareholders elects TO HAVE AND TO HOLD the same and any other property as the Trustee may hereafter at any time hold or acquire hereunder IN TRUST, NEVERTHELESS, for the following uses and purposes and subject to the terms and conditions hereinafter set forth:

ARTICLE I.

CERTAIN DEFINITIONS

Section 1.1  Capitalized Terms.  Certain capitalized terms used in this Agreement shall have the following meanings:

(a) “20% Excess Shares” has the meaning given to it in Section 5.1(a).

(b) “25% Excess Shares” has the meaning given to it in Section 5.1(b).

(c) “Affiliate” means any Person that directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, the first mentioned person.

(d) “Beneficially Owned” means the ownership of Voting Securities by a Person that is deemed to be the Beneficial Owner thereof.

(e) “Beneficial Owner” has the meaning given to it by Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(f) “Control” (including the terms “controlled,” “controlled by”, or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity.

(g) “Excess Shares” means shares of Common Stock acquired by the MAK Shareholders within 360 days following Company shareholder approval of the Share Acquisition and which, when added with other shares of Common Stock Beneficially Owned by the MAK Shareholders, represent more than 19.99% of the then outstanding voting securities. For avoidance of doubt, if for any reason, shares of Common Stock that would otherwise be Excess Shares, when added together with other shares of Common Stock Beneficially Owned by the MAK Shareholders do not represent more than 19.99% of the then outstanding Voting Securities, then such shares of Common Stock shall not be “Excess Shares”.

(h) “Effective Time” means the time, if any, at the Shareholder Meeting, or any adjournment thereof, that the Share Acquisition is authorized by the Company’s shareholders in accordance with the Control Share Acquisition Statute.

(i) “Other Transaction” means any transaction or other action requiring authorization of the Company’s shareholders, in each case, that is not a Strategic Transaction, that, pursuant to the Company’s Articles of Incorporation, Code of Regulations or the Ohio General Corporation Law, requires the affirmative vote of at least two-thirds of the voting power of the Company at such time. For the avoidance of doubt, if any such transaction or other action, in each case, that is not a Strategic Transaction, requires the affirmative vote of at least two-thirds of the voting power of the Company pursuant to the Company’s Articles of Incorporation, Code of Regulations or the Ohio General Corporation Law as of the date hereof, but such voting threshold is lower than two-thirds for any reason after the date hereof, then such transaction or other action shall not be deemed to be an “Other Transaction” for purposes of this Agreement.

(j) “Parties” has the meaning given to it in the recitals.

(k) “Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental entity or any other entity.

(l) “Shareholder Meeting” means the special meeting of the Company’s shareholders to consider the Share Acquisition initially scheduled for January 5, 2010 and any postponements or adjournments thereof.

(m) “Strategic Transaction” means any merger, consolidation, conversion, sale or disposition of stock, sale or disposition of assets or other business combination transaction, in each case, that, pursuant to the Company’s Articles of Incorporation, Code of Regulations or the Ohio General Corporation Law, requires the affirmative vote of at least two-thirds of the voting power of the Company at such time. For the avoidance of doubt, if any such merger, consolidation, conversion, sale or disposition of stock, sale or disposition of assets or other business combination transaction requires the affirmative vote of at least two-thirds of the voting power of the Company pursuant to the Company’s Articles of Incorporation, Code of Regulations or the Ohio General Corporation Law as of the date hereof, but such voting threshold is lower than two-thirds for any reason after the date hereof, then such transaction shall not be deemed to be a “Strategic Transaction” for purposes of this Agreement.

(n) “Voting Securities” means shares of Common Stock and any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

ARTICLE II.

EFFECTIVENESS

Section 2.1  Effectiveness of Agreement.  This Agreement shall become effective at, and not before, the Effective Time. If the Share Acquisition is not approved by the Company’s shareholders in accordance with the Control Share Acquisition Statute at the Shareholder Meeting, or any adjournment thereof, then this Agreement shall be void ab initio.

ARTICLE III.

DECLARATION OF TRUST

Section 3.1  Purpose of the Voting Trust.  The purpose of the Voting Trust is to hold the Excess Shares and to set forth the manner in which the Trustee shall hold and vote the Excess Shares.

Section 3.2  Transfer of Excess Shares.  If at any time after the Effective Time, the MAK Shareholders shall Beneficially Own Excess Shares, the MAK Shareholders shall cause such shares to be issued in book form (or physical form) to and in the name of the Trustee, as Voting Trustee under this Agreement, and cause such Excess Shares if in physical form to be delivered to the Trustee, and the Trustee shall issue voting trust certificates registered in the name of the Beneficial Owner thereof. The Trustee is hereby fully authorized and empowered to receive from the MAK Shareholders such Excess Shares and upon such receipt the Excess Shares shall become the assets of the Voting Trust. The assets of the Voting Trust will consist solely of the Initial Cash Amount and the Excess Shares.

Section 3.3  Acceptance by Trustee.  The Trustee hereby accepts (a) the trust created by this Agreement, (b) the appointment to serve as trustee hereunder and (c) the transfer of the Trust Excess Shares to be held as the assets of the Voting Trust. The Trustee agrees to hold the Excess Shares, to perform any act in respect of the Excess Shares and to release the Excess Shares only in accordance with the terms of this Agreement, and shall not have the power or authority to engage in any other activity or perform any act except in pursuit of the foregoing purpose and any activity that is necessary or incidental to the foregoing purpose.

Section 3.4  Evidence of Beneficial Interest.  The MAK Shareholders shall be beneficiaries of the Voting Trust. Ownership of a beneficial interest in the Voting Trust shall be evidenced by voting trust certificates as maintained on the books and records of the Voting Trust by the Trustee.

Section 3.5  Nature of Voting Trust.  The Voting Trust is intended to be a common law trust and is not intended to be and shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company, association or any other type of business entity. For purposes of this Agreement, the MAK Shareholders’ relationship to the Trustee shall be solely that of beneficiaries of the Voting Trust created by this Agreement.

ARTICLE IV.

THE TRUSTEE

Section 4.1  Term of Service.  The Trustee shall serve until the earlier of (a) the termination of the Voting Trust in accordance with this Agreement or (b) such Trustee’s resignation, removal or liquidation. The Trustee may file this Agreement with the Secretary of the Company and may surrender stock certificates representing Excess Shares to the Company for cancellation and re-issuance of such Excess Shares in the name of the Trustee.

Section 4.2  Trust Continuance.  The resignation, removal or liquidation of the Trustee shall not terminate the Voting Trust or revoke any existing agency created by the Trustee pursuant to this Agreement or invalidate any action theretofore taken by the Trustee, and each successor Trustee agrees that the provisions of this Agreement shall be binding upon and inure to the benefit of the successor Trustee and all his, her or its heirs and legal and personal representatives, successors or assigns.

Section 4.3  Services.  The Trustee shall be entitled to engage in such other activities as it deems appropriate that are not in conflict with this Agreement.

Section 4.4  Resignation.  The Trustee may resign at any time upon 30 days written notice to the MAK Shareholders; provided that such resignation shall only become effective upon the appointment of a successor Trustee that shall become fully vested with all of the rights, powers, duties and obligations of its predecessor, whereupon the predecessor Trustee shall be fully released from all responsibilities relating to the Voting Trust.

Section 4.5  Removal of Trustee.  The Trustee may be removed at any time, upon 30 days written notice to the Trustee, with or without cause by the MAK Shareholders, and an individual or individuals and/or bank or trust company may be appointed by MAK Shareholders as successor Trustee. If the Trustee resigns or is removed or otherwise ceases to serve as Trustee hereunder and the MAK Shareholders fails to select a successor Trustee within 30 business days thereafter, any interested party (including the predecessor Trustee) may petition a court of competent jurisdiction for the appointment of a successor Trustee.

Section 4.6  Compensation and Expenses of Trustee.  During the period of its service as the Trustee, the Trustee shall receive from the MAK Shareholders reasonable compensation as shall be agreed upon from time to time by the Trustee and the MAK Shareholders (and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee hereunder and the MAK Shareholders shall reimburse the Trustee for all reasonable expenses (including reasonable attorneys’ fees) of the Trustee in performing its services hereunder.

Section 4.7  General Powers of the Trustee.  (a) The Trustee is expressly authorized in accordance with the terms and conditions of this Agreement (i) to maintain record ownership of the Excess Shares, (ii) to vote or take any action by written consent with respect to all Excess Shares held by it pursuant to this Agreement, in person or by proxy, at all meetings of the stockholders of the Company and in all proceedings, actions or instruments where a vote or written consent of stockholders of the Company may be required or permitted by law and (iii) to distribute, directly or through one of its affiliates, the Excess Shares to such beneficiaries as are entitled to receive them in accordance with this Agreement. In addition, the Trustee shall have the following duties, which shall all be carried out in the State of Ohio or such other jurisdiction as the Trustee shall, from time to time, select as the situs of the trust:

(i) To maintain records of the Voting Trust.

(ii) To maintain an office for Trustee meetings and other trust business.

(iii) To respond to inquiries concerning the Voting Trust from the MAK Shareholders.

(iv) To execute documents with respect to Voting Trust account transactions, if any.

(v) To initiate transactions on behalf of the Voting Trust, if any.

(vi) To retain accountants, attorneys, agents and other advisers in connection with the performance of the Trustee’s duties.

(vii) At the MAK Shareholder’s request and expense, to prepare or arrange for the preparation of all applicable tax returns and tax reporting on behalf of the Voting Trust. In the event the MAK Shareholder requests the Trustee prepare any tax returns, the Trustee is authorized to engage such independent accountant for the preparation of such tax returns as is reasonably acceptable to the MAK Shareholder.

(b) The Trustee shall not have any duty or obligation to manage, control, prepare, file or maintain any report, financing or continuation statement, license or registration, use, sell, dispose of or otherwise deal with the Excess Shares, or otherwise to take or refrain from taking any action under or in connection with this Agreement or any other documents except pursuant to the express terms of this Agreement or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any SEC filing for the Voting Trust, the Trust assets or as relates to the MAK Shareholders or to record this Agreement or any document.

(c) The Trustee shall be under no obligation to institute, conduct or defend any litigation, arbitration or other proceeding under this Agreement or otherwise or in relation to this Agreement (including, without limitation, in respect of any claim made relating to the Trust assets or the MAK Shareholders).

(d) The Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its reasonable control, the Trustee shall be unable, prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Agreement.

(e) The Trustee shall not be required to take any action hereunder or otherwise if the Trustee in the opinion of nationally-recognized outside counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or is otherwise contrary to law.

(f) The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the MAK Shareholders or for the form, character, genuineness, sufficiency, value or validity of any of the Excess Shares.

Section 4.8  Standard of Care; Exculpation.  Neither the Trustee nor any director, officer, affiliate, employee, employer, professional, agent or representative of the Trustee shall be personally liable in connection with the affairs of the Voting Trust to any person or entity except for such acts or omissions of the Trustee as shall constitute fraud, willful misconduct or gross negligence. Subject to the foregoing:

(a) The Trustee shall be entitled to assume the validity and enforceability of all documents provided to it and that, subject to its reasonable belief, such documents are genuine and signed by the proper party or parties, without further inquiry;

(b) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions provided hereunder;

(c) The Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the other parties or for the form, character, genuineness, sufficiency, value or validity of any of the Trust estate;

(d) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the MAK Shareholders requesting instruction as to the course of action to be adopted, and, to the extent the Trustee acts in good faith in accordance with any such instruction from the MAK Shareholders, the Trustee shall not be liable on account of such action to any person. If the Trustee shall not have received appropriate instructions within ten calendar days of sending such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement, and the Trustee shall have no liability to any person for any such action or inaction;

(e) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper (any of which may be delivered to the Trustee by facsimile or electronically) reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document as long as the Trustee has otherwise satisfied its obligations under this Agreement; and

(f) The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.

Section 4.9  Indemnification.  The MAK Shareholders shall be liable as primary obligor for, and shall indemnify the Trustee and its successors, assigns, officers, directors, employees affiliates and agents (the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable out of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (“Liabilities”) which may at any time be imposed on, incurred by, or asserted against the Trustee or any other Indemnified Party in any way relating to or arising out of this Agreement, the Excess Shares, the administration of the Trust or the action or inaction of the Trustee or any other Indemnified Party hereunder, except only that the MAK Shareholders shall not be liable for or required to indemnify an Indemnified Party from and against Liabilities arising or resulting from such Indemnified Party’s gross negligence, fraud, or willful misconduct. The indemnities contained in this Section shall survive the resignation or termination of the Trustee or the termination of this Agreement. Notwithstanding any other provision of this Agreement, in no event shall the Trustee be liable (i) for special, consequential or indirect damages or for any loss of business or profits or loss of opportunity, (ii) for the acts or omissions of its nominees, correspondents, agents or any depository or (iii) for the acts or omissions of brokers or dealers even if apprised of the possibility of such damages, losses, or expenses.

Section 4.10  No Liability for Acts of Successor, Predecessor Trustee.  Upon delivery of the Excess Shares to a successor Trustee, the predecessor Trustee shall have no further liability or responsibility with respect thereto. A successor Trustee shall have no duty to examine or inquire into the acts or omissions of their immediate or remote predecessors and no successor Trustee shall be in any way liable for the acts or omissions of any predecessor Trustee unless the successor Trustee expressly assumes such responsibility.

Section 4.11  Agents, Etc.  In the exercise or administration of the trust hereunder, in the exercise of its rights and powers and in the performance of its duties and obligations under this Agreement, the Trustee: (i) may act directly or through its agents (including its affiliates), attorneys, custodians or nominees pursuant to agreements entered into with any of them, and although the Trustee shall be responsible for all obligations of the Trustee hereunder, the Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Trustee in good faith, and (ii) may consult with counsel, accountants and other skilled professionals to be selected in good faith and employed by it, and the Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons as long as no officer of the Trustee having direct responsibility for the administration of this Agreement has any actual knowledge that such opinion or advice is inappropriate or based on incorrect information.

Section 4.12  Trustee Acts as Trustee.  In accepting the Voting Trust created hereby, the Trustee acts solely as trustee hereunder and not in any individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated hereby shall not have any recourse to the Trustee in its individual capacity, except in the case of gross negligence, fraud or willful misconduct of the Trustee.

Section 4.13 No Expenses for the Trustee. The Trustee shall not have any obligation by virtue of this Agreement to spend any of its own funds, or to take any action which could, in the judgment of such Trustee, result in any cost or expense being incurred by the Trustee other than in connection with its own obligations hereunder. The Trustee shall not be required to take any action or refrain from taking any action under this Agreement unless it shall have been indemnified by the MAK Shareholders in a manner and form satisfactory to such Trustee against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith. No provision of this Agreement shall be deemed to impose any duty on the Trustee to take any action if the Trustee shall have been advised by counsel that such action would expose it to personal liability, is contrary to the terms hereof or is contrary to law.

Section 4.14  MAK Shareholders Bound.  Every MAK Shareholder shall be deemed conclusively for all purposes to have assented to this Agreement and to all of its terms, conditions and provisions and shall be bound thereby with the same force and effect as if such holder or bearer had executed this Agreement.

ARTICLE V.

DUTIES OF THE TRUSTEE

Section 5.1  Voting.

(a) For so long as this Agreement is in effect, if at any time after the Effective Time there is a shareholder vote to approve a Strategic Transaction, the Trustee shall vote the Excess Shares representing more than 20% of the then outstanding Voting Securities eligible to vote for such transaction, and only such excess Voting Securities (the “20% Excess Shares”), solely in connection with a shareholder vote in favor of or against or abstaining from voting with respect to such Strategic Transaction, in the same proportion as those Voting Securities that are not 20% Excess Shares are voted by the Company’s shareholders (including the MAK Shareholders’ Voting Securities that are not 20% Excess Shares).

(b) For so long as this Agreement is in effect, if at any time after the Effective Time there is a shareholder vote to approve any Other Transaction, the Trustee shall vote the Excess Shares representing more than 25% of the then outstanding Voting Securities eligible to vote for such transaction, and only such excess Voting Securities (the “25% Excess Shares”), solely in connection with a shareholder vote in favor of or against or abstaining from voting with respect to such Other Transaction in the same proportion as those Voting Securities that are not 25% Excess Shares are voted by the Company’s shareholders (including the MAK Shareholders’ Voting Securities that are not 25% Excess Shares). Any other Excess Shares shall be voted according to the instructions of the MAK Shareholders.

(c) To effectuate the voting of the Excess Shares pursuant to Section 5.1 (a) or Section 5.1 (b), the Trustee shall execute a proxy card in respect of the Excess Shares and complete the affidavit attached as Exhibit A, the original of which shall be sent express delivery to the Inspector of Elections, and a copy of which shall be sent express delivery to the Company and to the MAK Shareholders.

(d) Except as provided in Sections 5.1(a), (b) and (c), the Excess Shares shall be voted by the Trustee as directed by the Beneficial Owner thereof.

(e) All other attributes of ownership of the Excess Shares shall inure for the benefit of the Beneficial Owner thereof and the Trust shall take instructions from such Beneficial Owner in connection therewith, including but not limited to the sale or disposition of such Excess Shares. Notwithstanding anything to the contrary, a Beneficial Owner shall be entitled to notify the Trustee in writing in the event that, as a result of the actions by a Beneficial Owner or otherwise, any Voting Securities shall no longer represent Excess Shares, and the Trustee shall cause certificates representing such shares to be returned to the Beneficial Owner, reissued in the name of such Beneficial Owner, or cause such shares to be delivered pursuant to such Beneficial Owner’s instructions.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

Section 6.1  Representations and Warranties of the MAK Shareholders.  Each MAK Shareholder, severally and not jointly, represents and warrants that:

(a) This Agreement has been duly authorized, executed and delivered by the MAK Shareholder and, assuming that this Agreement constitutes a valid and binding obligation of the Trustee, constitutes a valid and binding obligation of the MAK Shareholder, enforceable against the MAK Shareholder in accordance with its terms (subject to applicable bankruptcy, solvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(b) The execution and delivery of this Agreement by the MAK Shareholder do not, and the performance by the MAK Shareholder of its obligations under this Agreement will not, (i) to its knowledge, conflict with or violate any law, ordinance or regulation of any governmental entity applicable to the MAK Shareholder or (ii) conflict with or violate the governing documents of the MAK Shareholder.

Section 6.2  Representations and Warranties of the Trustee.  The Trustee represents and warrants that:

(a) This Agreement has been duly authorized, executed and delivered by the Trustee and, assuming that this Agreement constitutes a valid and binding obligation of each MAK Shareholder, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, solvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(b) The execution and delivery of this Agreement by the Trustee do not, and the performance by the Trustee of its obligations under this Agreement will not, (i) to its knowledge, conflict with or violate any law, ordinance or regulation of any governmental entity applicable to the Trustee or (ii) conflict with or violate the governing documents of the Trustee.

ARTICLE VII.

TERMINATION

Section 7.1  Termination.  Subject to Section 7.2, this Agreement shall be terminated automatically (a) if the Share Acquisition is not approved by the Company’s shareholders in accordance with the Control Share Acquisition Statute at the Shareholder Meeting, (b) if the vote necessary to approve all forms of Strategic Transactions and Other Transactions is lowered to the affirmative vote of a majority of the then outstanding Voting Securities (from two-thirds), (c) if the MAK/Paloma group dissolves subject to Section 7.3 below, or if the MAK Shareholders cease to Beneficially Own any Excess Shares, (d) on the tenth anniversary of the Effective Time; provided that this Agreement shall be extended for an additional five years, if at the tenth anniversary of the Effective Time the MAK Shareholders shall continue to hold Excess Shares, or (e) at any time that any Person (other than the MAK Shareholders) shall be deemed to Beneficially Own greater than 20% of the then outstanding Voting Securities; provided, however, that this Agreement shall not terminate pursuant to Section 7.1(e) if such Person shall, prior to or simultaneously with acquiring Voting Securities in an amount greater than 20% of the then outstanding Voting Securities, enter into a voting agreement that restricts such Person’s ability to vote such Voting Securities in a manner that is at least as restrictive, with respect to the voting of Voting Securities Beneficially Owned by such Person, as the provisions applicable to the MAK Shareholders under this Agreement. Prompt written notice shall be delivered to the Trustee upon any such cause of termination detailed in this Section 7.1.

Section 7.2  Effect of Termination.  Upon termination of this Agreement, the rights and obligations of the Parties will terminate and become void without further action by any Party, except for the provisions of Article IV and Article VIII which will survive such termination, and any shares of Voting Securities or other securities held by the Trustee under this Agreement shall be returned to the Beneficial Owner thereof or delivered pursuant to the directions of the Beneficial Owner thereof.

Section 7.3  Dissolution of MAK/Paloma Group.  In the event that MAK and Paloma are no longer members of a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, then this Agreement shall become null and void with respect to any of the MAK Shareholders that Beneficially Owns not more than 20% of the then outstanding Voting Securities (except for the provisions of Article VIII, which will survive such termination). Prompt written notice shall be delivered to the Trustee of any such dissolution of the MAK/Paloma group.

ARTICLE VIII.

MISCELLANEOUS

Section 8.1  Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, by facsimile (with confirmation) or by an overnight courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a) if to the MAK Shareholders to:

MAK Capital Fund LP
590 Madison Ave, 9th Floor
New York, New York 10022
Facsimile: 212-486-4779
Attention: David Smith, Chief Operating Officer

and

Paloma International L.P.
Two American Lane
Greenwich, Connecticut 06831
Facsimile: 203-861-3210
Attention: Michael J. Berner

with a copy to:

McCarter & English, LLP
245 Park Avenue, 27 Floor
New York, New York 10167
Facsimile: 212-999-6891
Attention: Howard M. Berkower

(b) if to the Trustee

Computershare Trust Company, N.A.
350 Indiana Street, Suite 750
Golden, CO 80401
Facsimile: 303-262-0608
Attention: John Wahl / Rose Stroud

Section 8.2  No Third Party Beneficiaries.  Except for the Company which shall be a third party beneficiary of this Agreement, this Agreement is not intended to confer any rights or remedies upon any Person other than the Parties.

Section 8.3  Assignment; Amendments; Successors.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party, in whole or part (whether by operation of law or otherwise), without the prior written consent of the other Parties, and any attempt to do so will be null and void. This Agreement may not be amended except by written agreement signed by all of the Parties. This Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

Section 8.4  Entire Agreement; Counterparts.  This Agreement constitutes the entire agreement among the Parties and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter of this Agreement. This Agreement may be executed in any number of counterparts, all of which shall be deemed to be one and the same agreement. Executed copies of this Agreement may be delivered by facsimile or other electronic transmission.

Section 8.5  Specific Performance.  The Parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms and that the Parties shall be entitled to seek an injunction or injunctions, without the requirement of posting a bond or other security, to prevent breaches of this Agreement and to enforce its specific terms, without limiting any other remedy at law or in equity.

Section 8.6  Interpretation.  When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement, unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.7  Severability.  If any term or provision of this Agreement is found to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible, to the fullest extent permitted by applicable law, in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.8  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, WITHOUT GIVING EFFECT TO ANY APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

Section 8.9  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER BROUGHT BY ANY PARTY OR ITS SUCCESSORS OR PERMITTED ASSIGNS

SHALL BE BROUGHT AND DETERMINED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. EACH PARTY AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.1 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY APPLICABLE LAWS WILL BE VALID AND SUFFICIENT SERVICE THEREOF. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party has caused this Agreement to be signed as of the date first written above.

THE SHAREHOLDERS:

MAK CAPITAL FUND LP
  By: MAK GP LLC, general partner

By:	/s/ Michael A. Kaufman
Michael A. Kaufman
Managing Member

PALOMA INTERNATIONAL L.P.
  By: Paloma Partners Company L.L.C., general partner

By:	/s/ Michael J. Berner
Michael J. Berner
Vice President

THE TRUSTEE:

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ John M. Wahl
Name:     John M. Wahl

Title:	Corporate Trust Officer

Signature Page to Voting Agreement

EXHIBIT A

AFFIDAVIT OF COMPUTERSHARE TRUST COMPANY, N.A., AS TRUSTEE
PURSUANT TO THAT CERTAIN VOTING TRUST AGREEMENT DATED AS
OF DECEMBER   , 2009

1. I, [insert name           ], am duly authorized by Computershare Trust Company, N.A. (“CTC”), to make this affidavit on CTC’s behalf, in its capacity as Trustee, under that certain Voting Trust Agreement dated December   , 2009 (a copy of which is attached hereto) (the “Voting Trust Agreement”) and to deliver this affidavit to Agilysys, Inc., an Ohio corporation (the “Company”), the Inspector of Election for the Shareholder Meeting noted below, and to the MAK Shareholders (as defined in the Voting Trust Agreement).

2. CTC, as Trustee of the Voting Trust Agreement, holds of record (in physical or book form) [insert number of shares] shares of common stock, no par value of the Company (the “Shares”).

3. CTC, as Trustee of the Voting Trust Agreement, hereby delivers the attached executed proxy in respect of the shareholders meeting scheduled to be held on [insert date] and any adjournments or postponements thereof (the “Shareholders Meeting”), and directs the Inspector of Election of the Shareholders Meeting and the Company to vote the Shares represented by said proxy on a pro rata basis as all shares of common stock of the Company, other than the Shares, are voted with respect to the following matter(s) [list each matter requiring pro rata voting].

Dated:{insert date           ]

Name:
Title

SUBSCRIBED AND SWORN
to before me this   day of
[insert date].

NOTARY PUBLIC

Exhibit D

OHIO LAW

I. 1704.01 TRANSACTIONS INVOLVING INTERESTED SHAREHOLDERS DEFINITIONS.

As used in this chapter, unless the context otherwise requires:

(A) “Corporation,” “domestic corporation,” “foreign corporation,” “state,” “articles,” “shareholder,” “person,” “principal office,” “express terms,” “treasury shares,” “parent corporation,” “parent,” “subsidiary corporation,” “subsidiary,” “combination,” “transferee corporation,” “majority share acquisition,” “acquiring corporation,” “voting shares” when used in connection with a combination or majority share acquisition, “constituent corporation,” “surviving corporation,” “close corporation agreement,” and “issuing public corporation” have the same meanings as in section 1701.01 of the Revised Code.

(B) “Chapter 1704. transaction” means any of the following:

(1) A merger, consolidation, combination, or majority share acquisition between or involving an issuing public corporation or any subsidiary of an issuing public corporation and any of the following:

(a) An interested shareholder;

(b) A person, partnership, corporation, or other entity, however organized, whether or not it is an interested shareholder, that is, or after the merger, consolidation, combination, or majority share acquisition would be, an affiliate or associate of an interested shareholder.

(2)(a) Subject to the exception in division (B)(2)(b) of this section, a purchase, lease, sale, distribution, dividend, exchange, mortgage, pledge, transfer, or other disposition of assets, directly or indirectly owned or controlled by the issuing public corporation, by, to, with, or for the benefit of an interested shareholder or an affiliate or associate of an interested shareholder in one or more transactions, if, in any of those transactions, the assets meet any of the following conditions:

(i) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the assets, determined on a consolidated basis, of the issuing public corporation;

(ii) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation;

(iii) The assets represent at least ten per cent of the earning power or income of the issuing public corporation, determined on a consolidated after-tax basis and after excluding any transaction other than in the ordinary course of business.

(b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(2)(a) of this section.

(3)(a) Subject to the exception in division (B)(3)(b) of this section, a purchase, lease, sale, exchange, transfer, or other disposition of assets directly or indirectly owned or controlled by the interested shareholder or an affiliate or associate of the interested shareholder, by, to, with, or for the benefit of the issuing public corporation in one or more transactions, if, in any of those transactions, the assets meet any of the conditions set forth in division (B)(2)(a)(i), (ii), or (iii) of this section.

(b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(3)(a) of this section.

(4) The issuance or transfer to an interested shareholder or an associate or affiliate of an interested shareholder of any shares, or of any rights to acquire shares, of the issuing public corporation or a subsidiary of the issuing public corporation by the issuing public corporation or a subsidiary of the issuing public corporation, in one or more transactions, if the shares, or the rights, have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation and if the shares, or the rights, are not issued or transferred pursuant to the exercise of warrants, rights, or options to purchase that have been issued, or pursuant to a dividend paid or a distribution made, proportionately to all shareholders of the issuing public corporation.

(5) The adoption of a plan or proposal for the dissolution, winding up of the affairs, or liquidation of the issuing public corporation that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with an interested shareholder or an affiliate or associate of an interested shareholder.

(6) Any of the following, if the direct or indirect effect is to increase the proportionate share of the outstanding shares of the issuing public corporation or a subsidiary of the issuing public corporation beneficially owned by an interested shareholder or an affiliate or associate of an interested shareholder, unless the increase is the result of immaterial changes due to fractional share adjustments:

(a) A reclassification of securities, including a share split, a share dividend or other distribution of shares, or a reverse share split;

(b) A recapitalization of the issuing public corporation;

(c) A merger, consolidation, combination, or majority share acquisition between or involving the issuing public corporation and a subsidiary of the issuing public corporation;

(d) Any other transaction, whether or not with, into, or involving the interested shareholder, that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with the interested shareholder or an affiliate or associate of the interested shareholder.

(7) Receipt by an interested shareholder or an affiliate or associate of an interested shareholder of the direct or indirect benefit of a loan, advance, pension or any other employee benefit plan termination, guarantee, pledge, mortgage, security agreement, financing statement, deed of trust, or other financial assistance, or a tax credit or other tax advantage, provided by or through the issuing public corporation or any subsidiary of the issuing public corporation unless the interested shareholder receives the benefit proportionately as a holder of shares of the issuing public corporation.

(C) When used in connection with a Chapter 1704. transaction:

(1) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, is under common control with, or acts in concert with, a specified person.

(2) “Announcement date” means the date of the first public announcement of a definitive proposal for a Chapter 1704. transaction.

(3) “Associate” of a person means any of the following:

(a) A corporation, partnership, or other entity, however organized, of which the person is an officer, director, or partner or is the beneficial owner of shares entitling that person to exercise at least ten per cent of the voting power in the election of the directors or other governing body of that corporation, partnership, or other entity;

(b) A trust or other estate, including any employee stock ownership or benefit plan, however designated, in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity;

(c) A relative or spouse of the person, or a relative of the spouse of the person, who has the same principal residence as the person.

(4) “Beneficial owner” of shares means a person who, with respect to particular shares, meets any of the following conditions:

(a) The person directly or indirectly, alone or with others, including affiliates or associates of that person, beneficially owns the shares;

(b) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right, whether exercisable immediately or only after the passage of time, conditionally, unconditionally, or otherwise, to acquire the shares pursuant to a written or unwritten agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants, calls, options, or otherwise;

(c) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right to vote or direct the voting of the shares pursuant to a written or unwritten agreement, arrangement, or understanding;

(d) The person has a written or unwritten agreement, arrangement, or understanding with another person who is directly or indirectly a beneficial owner, or whose affiliates or associates are direct or indirect beneficial owners, of the shares, if the agreement, arrangement, or understanding is for the purpose of the first person’s or the other person’s acquiring, holding, disposing of, voting, or directing the voting of the shares to or for the benefit of the first person. A bank, broker, nominee, trustee, or other person who acquires shares for the benefit of others in the ordinary course of business in good faith and not for the purpose of circumventing the provisions of this chapter shall, however, be deemed to be the beneficial owner only of shares in respect of which that person, without further instruction from others, holds voting power.

(5) “Consummation date” means the date on which consummation of a Chapter 1704. transaction occurs.

(6) “Control,” “controlled by,” or “under common control with” refers to the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the exercise of or the ability to exercise voting power, by contract, or otherwise, except that “control” of a corporation is not established for purposes of this division if a person, in good faith and not for the purpose of circumventing the provisions of this chapter, holds voting power as an agent, custodian, bank, broker, nominee, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

(7) “Exchange Act” means the “Securities Exchange Act of 1934,” 48 Stat. 881, 15 U.S.C.A. 78a-78jj, as amended, and any successor or replacement legislation and amendments to the successor or replacement legislation.

(8) “Interested shareholder,” with respect to an issuing public corporation, means a person other than the issuing public corporation, a subsidiary of that issuing public corporation, any employee stock ownership or benefit plan of the issuing public corporation or a subsidiary of that issuing public corporation, or any trustee or fiduciary with respect to any such plan acting in such capacity who is the beneficial owner of a sufficient number of shares of the issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which that person may exercise or direct the exercise of voting power, would entitle that person, directly or indirectly, alone or with others, including affiliates and associates of that person, to exercise or direct the exercise of ten per cent of the voting power of the issuing public corporation in the election of directors after taking into account all of that person’s beneficially owned shares that are not currently outstanding.

(9) “Disinterested shares” means voting shares beneficially owned by any person not an interested shareholder or an affiliate or associate of an interested shareholder.

(10) “Share acquisition date,” with respect to any person, means the date on which that person first becomes an interested shareholder of an issuing public corporation.

(11) “Voting shares” means shares of a domestic or foreign corporation, entitling the holder of the shares to vote at the time in the election of directors of the corporation without regard to the voting power represented by shares that thereafter may exist upon a default, failure, or other contingency.

II.	1704.02 PROHIBITING CERTAIN TRANSACTIONS DURING THREE-YEAR PERIOD.

An issuing public corporation shall not engage in a Chapter 1704. transaction for three years after an interested shareholder’s share acquisition date unless either of the following applies:

(A) Prior to the interested shareholder’s share acquisition date, the directors of the issuing public corporation have approved, for the purposes of this chapter, the Chapter 1704. transaction or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date;

(B) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable, except that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, 1701.802, or 1701.86 of the Revised Code, there also must be compliance with the provisions of that section.

III. 1704.03 CORPORATION ENGAGING IN CERTAIN TRANSACTIONS.

(A) At any time after the three-year period described in section 1704.02 of the Revised Code, the issuing public corporation may engage in a Chapter 1704. transaction, provided that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, 1701.802, or 1701.86 of the Revised Code, there is compliance with the provisions of that section, and provided that at least one of the following is satisfied:

(1) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable;

(2) Prior to the interested shareholder’s share acquisition date, the directors of the issuing public corporation had approved the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date;

(3) The Chapter 1704. transaction is approved, at a meeting held for that purpose, by the affirmative vote of the holders of shares of the issuing public corporation entitling them to exercise at least two-thirds of the voting power of the issuing public corporation in the election of directors, or of such different proportion as the articles may provide, provided the Chapter 1704. transaction also is approved by the affirmative vote of the holders of at least a majority of the disinterested shares;

(4) The Chapter 1704. transaction meets both of the following conditions:

(a) It results in the receipt per share by the holders of all outstanding shares of the issuing public corporation not beneficially owned by the interested shareholder of an amount of cash that, when added to the fair market value as of the consummation date of the Chapter 1704. transaction of noncash consideration, aggregates at least the higher of the following:

(i) The figure determined under division (B)(1) of this section;

(ii) The preferential amount per share, if any, to which holders of shares of that class or series of shares are entitled upon voluntary or involuntary dissolution of the issuing public corporation, plus the aggregate amount per share of dividends declared or due that those holders are entitled to receive before payment of dividends on another class or series of shares, unless the aggregate amount per share of those dividends is included in the preferential amount.

(b) The form of consideration to be received by holders of each particular class or series of outstanding shares of the issuing public corporation in the Chapter 1704. transaction, apart from any portion that is interest, is in cash or, if the interested shareholder previously purchased shares of that class or series, is in the same form the interested shareholder previously paid to acquire the largest number of shares of that class or series, but in no event shall the fair market value of the consideration received by a holder of a share of a particular class or series of outstanding shares in the Chapter 1704. transaction be less than the current fair market value of a share of the issuing public corporation of the same class or series.

(B)(1) For purposes of making a determination under division (A)(4)(a) of this section, the figure to be used in division (A)(4)(a)(i) of this section shall be the highest, after taking into account interest to the extent provided in division (B)(2) of this section, of the following:

(a) The fair market value per share on the announcement date of the Chapter 1704. transaction;

(b) The fair market value per share on the interested shareholder’s share acquisition date;

(c) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers’ fees, by the interested shareholder, or by an affiliate or associate of the interested shareholder, for shares of the same class or series within the three years immediately before and including the announcement date of the Chapter 1704. transaction;

(d) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers’ fees, by the interested shareholder, or by an affiliate or associate of the interested shareholder, for shares of the same class or series within the three years immediately before and including the interested shareholder’s share acquisition date.

(2) Each determination under division (B)(1)(a), (b), (c), or (d) of this section shall include interest compounded annually from the earliest date as of which the per share fair market value was determined or on which that highest per share purchase price was paid through the consummation date of the Chapter 1704. transaction, at the rate of interest paid on one-year United States treasury obligations from time to time in effect, less the aggregate amount of any cash and the fair market value, as of the payment date, of any noncash dividends or other distributions paid per share since that date, up to the amount of the interest.

IV.	1704.04 DETERMINING FAIR MARKET VALUE OF SHARES ON DATE IN QUESTION.

(A) For purposes of this chapter, the fair market value on the date in question of shares shall be determined as follows:

(1) If that class or series of shares is listed on a United States securities exchange registered under the Exchange Act, the fair market value shall be the simple arithmetic average closing sale price during the thirty calendar days immediately before the date in question of a share of that class or series on the principal such exchange on which that class or series is listed;

(2) If that class or series of shares is not listed on an exchange described in division (A)(1) of this section, the fair market value shall be the simple arithmetic average closing bid quotation during the thirty calendar days immediately before the date in question for a share of that class or series on the national association of securities dealers automated quotation system or any similar system then in use;

(3) If no quotations described in division (A)(1) or (2) of this section are available, the fair market value shall be determined in good faith by the directors of the issuing public corporation.

(B) For purposes of this chapter, the fair market value on the date in question of property other than cash or shares shall be determined in good faith by the directors of the issuing public corporation.

V.	1704.05 EXCEPTIONS.

This chapter does not apply to any of the following:

(A) A Chapter 1704. transaction if on the interested shareholder’s share acquisition date, the issuing public corporation, other than a bank as defined in section 1101.01 of the Revised Code, did not have a class of voting shares registered or traded on a national securities exchange or registered under section 12(g) of the Exchange Act or was not required to file periodic reports and information pursuant to section 15(d) of the Exchange Act.

(B)(1) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section; except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section unless the interested shareholder’s subsequent increase in beneficial ownership results from or is the consequence of any of the following circumstances:

(a) The increase is by bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing the provisions of this chapter;

(b) The increase is pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the provisions of this chapter;

(c) The increase is the result solely of the purchase by the issuing public corporation of shares issued by it;

(d) The increase is in accordance with approval by the directors of the issuing public corporation before the increase occurred.

(2) If this chapter would have applied to the increase of beneficial ownership described in division (B)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder’s subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(C) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section and inadvertently increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section, provided that, as soon as practicable, the interested shareholder divests itself of beneficial ownership of a sufficient number of voting shares of the issuing public corporation that the interested shareholder is no longer the beneficial owner of a proportion of voting power in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section.

(D)(1) A Chapter 1704. transaction if a person becomes an interested shareholder through an acquisition of voting shares that resulted from or was the consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section, except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date on which it became an interested shareholder unless the interested shareholder’s subsequent increase in beneficial ownership results from or is a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(2) If this chapter would have applied to the acquisition of voting shares described in division (D)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder’s subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(E) A Chapter 1704. transaction if a person became an interested shareholder inadvertently, provided that, as soon as practicable, the person divests itself of beneficial ownership of a sufficient number of voting shares of the issuing public corporation that the person no longer is an interested shareholder.

(F)(1) Subject to division (F)(2) of this section, a Chapter 1704. transaction if the original articles of the issuing public corporation state, or if the articles of the issuing public corporation have been amended in compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code to state, by specific reference to this chapter, that this chapter does not apply to the corporation and if any of the following applies:

(a) The corporation had fewer than fifty shareholders or was not an issuing public corporation when the statement initially was set forth in the articles.

(b) No shareholder of the corporation qualified as an interested shareholder when the statement was initially set forth in the articles.

(c) The statement was contained in an amendment to the articles and the amendment was approved by the holders of two-thirds of all outstanding shares of the corporation entitled to vote in the election of directors and by the holders of two-thirds of all outstanding disinterested shares of the acquiring public corporation entitled to vote in the election of directors.

(2) If, however, a Chapter 1704. transaction would have been prohibited but for the adoption of an amendment to the articles in compliance with division (F)(1)(b) or (c) of this section, the issuing public corporation shall not engage in a Chapter 1704. transaction for twelve months following the adoption of the amendment; in addition, if this chapter would have applied to a person who became an interested shareholder prior to the adoption of such an amendment, this chapter shall continue to apply to a Chapter 1704. transaction between the issuing public corporation and the interested shareholder as if the amendment had not been adopted.

(G) A Chapter 1704. transaction between an acquiring public corporation and any employee benefit plan, or any trust under any employee benefit plan, established by the issuing public corporation, and any distribution or payment made by the employee benefit plan or trust to any beneficiary.

(H) A Chapter 1704. transaction that involves any acquisition of securities of an issuing public corporation pursuant to an employee stock option plan, an employee stock purchase plan, an employee stock bonus plan, an employee stock ownership plan, or any similar plan designed to benefit one or more employees established by the issuing public corporation, provided the acquisition of the securities and the establishment of, any amendment to, and the administration of the plan are in good faith and not for the purpose of circumventing the provisions of this chapter.

(I) A Chapter 1704. transaction that involves compensation directly or indirectly received by a director, officer, employee, agent, or independent contractor of an issuing public corporation in return for services rendered or to be rendered to the issuing public corporation, provided the payment of the compensation and the services rendered, or to be rendered, are in good faith and not for the purpose of circumventing the provisions of this chapter.

(J) A Chapter 1704. transaction that involves any loan of money or property of an issuing public corporation to a director, officer, employee, agent, or independent contractor of the issuing public corporation, provided the loan is designed to encourage the rendering of needed, valuable, and efficient services to the issuing public corporation and provided the loan is made and the services are rendered, or are to be rendered, in good faith and not for the purpose of circumventing the provisions of this chapter.

(K) A Chapter 1704. transaction in which an issuing public corporation makes a loan of money or other property to, guarantees any loan of money or other property to, or guarantees any obligation of, an employee stock ownership plan, as defined in Section 4975(e)(7) of the “Internal Revenue Code of 1986,” 68A Stat. 3, 26 U.S.C.A. 1, as amended, of the issuing public corporation.

VI.	1704.06 CONTENTS OF ARTICLES OF INCORPORATION.

(A) If the original articles of an issuing public corporation state, or if the articles of an issuing public corporation have been amended to state, by specific reference to this chapter, that this chapter does not apply to the corporation, the corporation may amend its articles, in compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code, to eliminate or modify that statement.

(B) For any corporation, whether or not it is an issuing public corporation, regulations of the corporation may be adopted or amended, in compliance with the provisions of section 1701.11 of the Revised Code, to include both a statement that the provisions of this chapter apply to the corporation, whether or not it is or continues to be an issuing public corporation, in a transaction that would be a Chapter 1704. transaction for a corporation that is an issuing public corporation, and reasonable sanctions for failure to comply with the provisions of this chapter.

VII.	1704.07 OTHER APPLICABLE LAWS.

(A) The requirements of this chapter are in addition to the requirements of other applicable law, including the provisions of Chapters 1701. and 1707. of the Revised Code.

(B) Except to the extent specifically provided to the contrary by this chapter, nothing in this chapter shall limit or affect the application of any provision of Chapter 1701. or 1707. of the Revised Code that is not inconsistent with, in conflict with, or contrary to the provisions of this chapter.

(C) Except as otherwise provided in this chapter, nothing in this chapter shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any interested shareholder, any issuing public corporation, the directors of any interested shareholder or any issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(D) If any application of any provision of this chapter is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this chapter, and the parts and applications of this chapter shall be severable.

Exhibit E

OHIO LAW

I.	1701.831 CONTROL SHARE ACQUISITIONS PROCEDURES.

(A) Unless the articles, the regulations adopted by the shareholders, or the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal executive offices. Such acquiring person statement shall set forth all of the following:

(1) The identity of the acquiring person;

(2) A statement that the acquiring person statement is given pursuant to this section;

(3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

(4) The range of voting power, described in division (Z)(l)(a), (b), or (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

(5) A description in reasonable detail of the terms of the proposed control share acquisition;

(6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C)(1) Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Subject to division (C)(2) of this section, unless the acquiring person and the issuing public corporation agree in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Subject to division (C)(2) of this section, such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with this section or section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.801, or 1701.83 of the Revised Code.

(2) If, in connection with a proposed control share acquisition, the acquiring person changes the percentage of the class of shares being sought, the consideration offered, or the security dealer’s soliciting fee; extends the expiration date of a tender offer for the shares being sought; or otherwise changes the terms of the proposed control share acquisition, then the directors of the issuing public corporation may reschedule the special meeting of shareholders required by division (C)(1) of this section. If the proposed control share acquisition is to be made pursuant to a tender offer, then the meeting may be rescheduled to a date that is not later than the expiration date of the offer. If the proposed control share acquisition is to be made other than pursuant to a tender offer, the meeting may be rescheduled to a date that is not later than ten business days after notice of the change is first given to the shareholders.

(D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote at the meeting. The notice shall include or be accompanied by both of the following:

(1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

(2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

(E) The acquiring person may make the proposed control share acquisition if both of the following occur:

(1) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

(2) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(F) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(G) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section and the parts and applications of this section are severable.

II.	1701.01 GENERAL CORPORATION LAW DEFINITIONS

As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

(A) “Corporation” or “domestic corporation” means a corporation for profit formed under the laws of this state.

(B) “Foreign corporation” means a corporation for profit formed under the laws of another state, and “foreign entity” means an entity formed under the laws of another state.

(C) “State” means the United States; any state, territory, insular possession, or other political subdivision of the United States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

(D) “Articles” includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

(E) “Incorporator” means a person who signed the original articles of incorporation.

(F) “Shareholder” means a person whose name appears on the books of the corporation as the owner of shares of the corporation. Unless the articles, the regulations adopted by the shareholders, the regulations adopted by the directors pursuant to division (A)(1) of section 1701.10 of the Revised Code, or the contract of subscription otherwise provides, “shareholder” includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G) “Person” includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(H) The location of the “principal office” of a corporation is the place named as the principal office in its articles.

(I) The “express terms” of shares of a class are the statements expressed in the articles with respect to such shares.

(J) Shares of a class are “junior” to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

(K) “Treasury shares” means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

(L) To “retire” a share means to restore it to the status of an authorized but unissued share.

(M) “Redemption price of shares” means the amount required by the articles to be paid on redemption of shares.

(N) “Liquidation price” means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

(O) “Insolvent” means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

(P) “Parent corporation” or “parent” means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; “subsidiary corporation” or “subsidiary” means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

(Q) “Combination” means a transaction, other than a merger or consolidation, wherein either of the following applies:

(1) Voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

(2) Voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

“Transferee corporation” in a combination means the corporation, domestic or foreign, to which the assets are transferred, and “transferor corporation” in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

(R) “Majority share acquisition” means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

(1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

(2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

(S) “Acquiring corporation” in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and “acquiring corporation” in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

(T) When used in connection with a combination or a majority share acquisition, “voting shares” means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

(U) “An emergency” exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

(V) “Constituent corporation” means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and “constituent entity” means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

(W) “Surviving corporation” means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and “surviving entity” means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

(X) “Close corporation agreement” means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised Code.

(Y) “Issuing public corporation” means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

(Z) (1) “Control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which the person may exercise or direct the exercise of voting power as provided in this division, would entitle the person, immediately after the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

(a) One-fifth or more but less than one-third of such voting power;

(b) One-third or more but less than a majority of such voting power;

(c) A majority or more of such voting power.

A bank, broker, nominee, trustee, or other person that acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

(2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

(a) Prior to November 19, 1982;

(b) Pursuant to a contract existing prior to November 19, 1982;

(c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by vote of the shareholders of the issuing public corporation in compliance with section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.83 of the Revised Code, or pursuant to a merger adopted in compliance with section 1701.802 of the Revised Code;

(f) The person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation’s purchase of shares issued by it.

The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after the acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with the transferor’s acquisition of shares of the issuing public corporation.

(3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

(AA) “Acquiring person” means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) “Acquiring person statement” means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

(CC) (1) “Interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

(a) An acquiring person;

(b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

(c) Any employee of the issuing public corporation who is also a director of such corporation;

(d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposal for, or expression of interest in, a control share acquisition of the issuing public corporation; a transaction pursuant to section 1701.76, 1701.78, 1701.781, 1701.79, 1701.791, 1701.83, or 1701.86 of the Revised Code that involves the issuing public corporation or its assets; or any action that would directly or indirectly result in a change in control of the issuing public corporation or its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised Code, if either of the following applies:

(i) The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

(ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

(e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(l)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(2) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

(DD) “Certificated security” and “uncertificated security” have the same meanings as in section 1308.01 of the Revised Code.

(EE) “Entity” means any of the following:

(1) A for profit corporation existing under the laws of this state or any other state;

(2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

(a) A business trust or association;

(b) A real estate investment trust;

(c) A common law trust;

(d) An unincorporated business or for profit organization, including a general or limited partnership;

(e) A limited liability company;

(f) A nonprofit corporation.

PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED JANUARY 13, 2010
[FORM OF PROXY — FRONT— WHITE]
AGILYSYS, INC.
SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 12, 2010
UNDER SECTION 1701.831 OF THE OHIO REVISED CODE
This Proxy is Solicited on Behalf of the Board of Directors of Agilysys, Inc.
The undersigned hereby appoints Martin F. Ellis and Lawrence N. Schultz, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Common Shares of Agilysys, Inc. which the undersigned shall be entitled to vote at the Special Meeting of Shareholders of Agilysys, to be held at the Agilysys headquarters at 28925 Fountain Parkway, Solon, Ohio 44139, at 8:30 a.m., local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given.
     The undersigned hereby authorizes and directs said Proxy holders to vote all of the Common Shares represented by this Proxy as follows, with the understanding that if no directions are given below for any proposal, said Common Shares will be voted ABSTAIN on proposal 1 and FOR proposal 2.
     The Board of Directors of Agilysys has determined to express no opinion and remain neutral with respect to proposal 1.
     The Board of Directors of Agilysys unanimously recommends that shareholders vote FOR proposal 2.
1.
To approve a proposal to authorize, pursuant to Section 1701.831 of the Ohio Revised Code, the acquisition (the “Control Share Acquisition”) of Agilysys Common Shares by MAK Capital pursuant to the Acquiring Person Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	To approve any motion for adjournment of the Special Meeting, if deemed desirable by Agilysys in its sole discretion.

☐ FOR	☐ AGAINST	☐ ABSTAIN
In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.
     Signatures(s):                                                                                                  Date:
Note: Please sign your name exactly as it appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officers(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).
Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be held on February 12, 2010:
  The Notice of Special Meeting of Shareholders and Proxy Statement are available on our website at www.agilysys.com.
Please be sure to read the certification included on the reverse side of this WHITE proxy card and to mark the appropriate box indicating whether you are a holder of “Interested Shares.”
Householding
We are requesting your voluntary participation in our program to mail only one copy of various corporate communications, such as annual reports and proxy statements, to your household. This “householding” process has been approved by the Securities and Exchange Commission. Participation in householding involves no cost to you and your consent will cover mailings beginning in 2010 and will remain in effect until you revoke it. Your consent may be revoked at any time by notifying Agilysys, Inc. in writing at the following address: Corporate Secretary, Agilysys, Inc., 28925 Fountain Parkway, Solon OH 44139. If you have any questions about the householding program, please call Agilysys Investor Relations at 440.519.8635.
If you consent to receiving only one annual report and proxy statement for your household, put a check mark in the box below.
☐	I consent to receiving one copy of various corporate communications, such as annual reports and proxy statements for my household.
(Continued on reverse side)

[FORM OF PROXY — REVERSE]
CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the Control Share Acquisition be authorized by a vote of the majority of Common Shares of Agilysys, Inc. (“Agilysys”) entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” Any terms used but not defined herein shall have the meaning assigned to them in the Proxy Statement. For purposes of the Ohio Control Share Acquisition Statute, “Interested Shares” means Common Shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:
1.	MAK Capital Fund LP and Paloma International L.P. or any of their affiliates;

2.	Any officer of Agilysys elected or appointed by the directors of Agilysys;

3.	Any employee of Agilysys who is also a director of Agilysys;

4.
Any person that acquires Common Shares for valuable consideration during the period beginning on November 20, 2009 and ending on January 15, 2010 (the “Record Date”) if the aggregate consideration paid or given by the person who acquired the Common Shares, and any other persons acting in concert with the person, for all those Common Shares exceeds $250,000; or

5.
Any person that transfers such Common Shares for valuable consideration after the Record Date as to Common Shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the Common Shares being voted pursuant to this proxy card are:
(Please mark only one Box)
☐       Not “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.
OR
☐       “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.
If you own “Interested Shares” because you acquired more than $250,000 of Common Shares between November 20, 2009 and the Record Date, please indicate in the following space the number of shares you acquired prior to November 20, 2009, which you continued to own as of the Record Date and therefore will be entitled to vote in connection with the Second Majority Approval on the Control Share Acquisition proposal at the Special Meeting.
Number of Common Shares acquired prior to November 20, 2009, which continue to be owned as of the Record Date: January 15, 2010:
If you checked the “Interested Shares” box but did not indicate how many eligible Common Shares you own that were purchased prior to November 20, 2009, all of your Common Shares will be considered “Interested Shares” and therefore will not be eligible to vote in connection with the Second Majority Approval on the Control Share Acquisition proposal at the Special Meeting.
If (i) no box is checked indicating whether Common Shares represented by this proxy card are “Interested Shares” or (ii) both of the above-boxes are checked, the Common Shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval on the Control Share Acquisition proposal, as described in the Proxy Statement.
By signing on the reverse side, you (a) instruct that the Common Shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your Common Shares are “Interested Shares” as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify Agilysys if at any time after the Record Date you transfer Common Shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.
(Continued on reverse side)

SPECIAL MEETING VOTING INSTRUCTIONS IN CONNECTION WITH
PROVISIONS OF THE OHIO CONTROL SHARE ACQUISITION STATUTE
AGILYSYS, INC.
Voting Procedures — Beneficial Owners
To All Banks, Brokers and Nominees:
     Enclosed is the Proxy Statement of Agilysys, Inc. (“Agilysys”) dated January [     ] 2010, (the “Proxy Statement”) for the special meeting of shareholders to be held on February 18, 2010 (the “Special Meeting”). Agilysys shareholders:
(i) who were holders of record as of January 15, 2010 (the “Record Date”) of Agilysys Common Shares, without par value, AND
(ii) who certify as to the eligibility of such Common Shares under the criteria set forth on the back of the form of proxy attached to the Proxy Statement, will be entitled to have their Common Shares voted in determining whether the acquisition of Common Shares pursuant to the acquiring person statement of MAK Capital Fund LP, a Bermuda limited partnership, and Paloma International L.P., a Delaware limited partnership, (“MAK Capital”) dated November 20, 2009 (the “Control Share Acquisition”), has been authorized by the Second Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code (the “Ohio Control Share Acquisition Statute”). All holders of Common Shares as of the Record Date will be entitled to have their Common Shares voted in determining whether the Control Share Acquisition has been authorized by the First Majority Approval (as defined in the Proxy Statement) as required by the Ohio Control Share Acquisition Statute.
    To enable Agilysys to tabulate the voting by beneficial owners of Common Shares held in your name, a special WHITE proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of Common Shares that are eligible to be voted in determining whether the Control Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person’s Common Shares are Interested Shares. If some but not all of its Common Shares owned are Interested Shares, the beneficial owner must certify the number of Common Shares that are not Interested Shares. If the beneficial owner does not make a certification, or fails to specify the number of such owner’s Common Shares that are not Interested Shares, all of such beneficial owner’s Common Shares shall be deemed to be Interested Shares. Such beneficial owner must by the same signature give instructions as to the voting of the Common Shares it beneficially owns.
    In the case of shareholders who both (i) beneficially own Common Shares that are Interested Shares because they were acquired during the period commencing on November 20, 2009, the date of the first public disclosure of MAK Capital’s Acquiring Person Statement, and ending on the Record Date for the Special Meeting (the “Restricted Period”) for an aggregate consideration in excess of $250,000 and (ii) own Common Shares that are not “Interested Shares” because they were acquired prior to the Restricted Period and otherwise do not meet the definition of Interested Shares, such Common Shares that are not Interested Shares will be counted and voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such Common Shares, as described above, is provided.
    If you are a bank, broker or other nominee who holds Common Shares for a beneficial owner of Common Shares, you should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to Common Shares at the Special Meeting in determining whether such Common Shares acquired during the Restricted Period are Interested Shares.
    Under Ohio law, all Common Shares, including the first $250,000 worth of such Common Shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.
    Furthermore, Common Shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of Common Shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such Common Shares at some point during that period disposes of some of such Common Shares. For example, in the case of a person who buys $1,000,000 worth of Common Shares during the Restricted Period, then sells $800,000 worth of Common Shares during that period, all of such person’s Common Shares acquired during that period and still owned as of the Record Date are Interested Shares.
    The Ohio Control Share Acquisition Statute requires that Common Shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that Common Shares are entitled to be voted by more than one person, or two or more persons share voting power, all of such Common Shares will be considered to be owned by each such person for purposes of determining whether such Common Shares are Interested Shares.
    If you are a broker or bank, do not certify the eligibility of Common Shares without receiving the Certification from your client or customer. Only the beneficial owner can certify the Common Shares are Interested Shares as represented by the Proxy Card.
January [     ], 2010